MONTEREY
                                     FUNDS

                         - OCM GOLD
                         - CAMBORNE GOVERNMENT INCOME
                         - PIA EQUITY



                                                  MONTEREY
                                                  MUTUAL
                                                  FUND


                                 ANNUAL REPORT
                               NOVEMBER 30, 1999

Dear Shareholder:

We are pleased to provide you with this annual report for the year ended November 30, 1999 for the following series of the Monterey Mutual Funds: the OCM Gold Fund, the Camborne Government Income Fund, and the PIA Equity Fund.

During the 12 months ended November 30, 1999, the returns including the reinvestment of dividends and capital gains, were as follows:

          OCM Gold Fund ..........................(4.6)%
          Camborne Government Income Fund ........(1.2)%
          PIA Equity Fund ........................12.07%

Continued weakness in the prices of gold stocks on which the OCM Gold Fund focuses severely impacted the returns on that portfolio. Your portfolio manager believes that the prospect of improved global economic growth will in 2000 result in improved returns in this sector of the stock market.

The returns of the Camborne Government Bond Fund were comparable to its benchmark, the Lehman US Government Bond Index, which declined in value by 1.4% during the same period. With long term Treasury Bonds now yielding significantly more than 6% and with the perceived low core rate on inflation, the prospect for continued increases in interest rates does not appear to be high since real rates of interest are at historically high levels.

The PIA Equity Fund's positive results were due in part to a recovery in small capitalization stocks particularly in the technology area. We noted with interest that for 1999 this Fund rated high amongst its peers in its Morningstar category.

Please take a moment to review your Fund(s)' statement of assets and results of operations for the year ended November 30, 1999. After what has proven to be an exciting year in the markets, we eagerly anticipate the opportunities of the new millenNium and look forward to reporting to you in six months.




/s/ LLOYD MCADAMS
-----------------
Lloyd McAdams
Chairman of the Board


                                 MONTEREY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1999


OCM GOLD FUND
--------------------------------------------------------------------------------
SHARES                                                                VALUE
--------------------------------------------------------------------------------

COMMON STOCKS 86.46%
            MAJOR GOLD PRODUCERS 53.26%
   28,000   Anglogold Ltd. ADR ..............................    $    718,375
   32,000   Barrick Gold Corp. ..............................         576,000
   10,000   Freeport-McMoRan Copper &
              Gold Inc. Class B .............................         158,125
    5,000   Freeport-McMoRan Copper
              & Gold Inc. ...................................          67,812
   85,000   Gold Fields Ltd. ADR ............................         379,844
   30,000   Harmony Gold Mining - ADR .......................         196,875
  125,000   Homestake Mining Co. ............................       1,031,250
   75,000   Newmont Mining Corp. ............................       1,776,563
  121,250   Placer Dome Inc. ................................       1,379,219
                                                                 ------------
                                                                    6,284,063
                                                                 ------------

            INTERMEDIATE/MID-TIER
                GOLD PRODUCERS 18.69%
   35,000   Agnico-Eagle Mines ..............................         264,687
  130,000   Battle Mountain Gold Co. ........................         325,000
   10,000   Compania de Minas Buenaventura - ADR ............         164,375
  130,000   GoldCorp Inc. ...................................         706,875
   55,000   Kinross Gold Corp.* .............................         110,000
   85,000   Meridian  Gold Inc.* ............................         525,937
  125,000   TVX Gold Inc.* ..................................         109,375
                                                                 ------------
                                                                    2,206,249
                                                                 ------------

            JUNIOR GOLD PRODUCERS 5.52%
   55,000   Aurizon Mines, Ltd. .............................          26,715
   55,000   Glamis Gold Ltd.* ...............................          99,687
   59,300   Golden Cycle Gold Corp.* ........................         400,275
   30,000   Miramar Mining Corp.* ...........................          15,274
   55,000   Richmont Mines Inc.* ............................          78,406
   10,000   River Gold Mines Ltd. * .........................          14,935
   25,000   Viceroy Resources Corp. .........................          15,613
                                                                 ------------
                                                                      650,905
                                                                 ------------

            EXPLORATION AND DEVELOPMENT
                  COMPANIES 1.25%
   15,000   Aber Resournces Ltd.* ...........................          78,750
  200,000   Addwest Minerals International Ltd.* ............          10,862
   10,000   Crown Resources Corp. ...........................          20,469
  100,000   Franc-Or Resources Corp. ........................          16,971
   10,000   Golden Queen Mining Ltd.* .......................           3,462
  185,500   New Guinea Gold Corp. ...........................           5,667
   25,000   Omni Resources Inc. .............................           1,018
  100,000   Silver Eagle Resources Inc.* ....................          10,522
                                                                 ------------
                                                                      147,721
                                                                 ------------

            PRIMARY SILVER PRODUCERS 1.13%
   10,000   Coeur D'Alene Mines Corp. .......................          40,625
   45,000   Hecla Mining Co. ................................          92,813
                                                                 ------------
                                                                      133,438
                                                                 ------------

            PLATINUM/PALLADIUM
               PRODUCERS 2.57%
   12,500   Stillwater Mining Co.* ..........................         303,125
                                                                 ------------

            GOLD MINING ROYALTY
               COMPANIES 4.04%
   26,000   Franco Nevada Mining Corp. ......................         476,547
                                                                 ------------


TOTAL COMMON STOCKS
            (cost $10,829,937) ..............................      10,202,048
                                                                 ------------

PREFERRED STOCKS 0.30%
    7,500   Coeur D'Alene Mines Corp.
               (cost $111,075) ..............................          35,156
                                                                 ------------

*Non income producing security


                       See notes to financial statements


                                      -3-


                                MONTEREY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1999


OCM GOLD FUND (CONTINUED)
--------------------------------------------------------------------------------
SHARES/PRINCIPAL VALUE                                               VALUE
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS 13.18%
            MUTUAL FUNDS 5.02%
  591,988   Firstar Treasury Fund
               (cost $591,988) ..............................    $    591,988
                                                                 ------------

            REPURCHASE AGREEMENTS 8.16%
 $963,000   Firstar Bank Repurchase Agreement 3.35%
               due December 1, 1999 collateralized
               by the following:
               Conventional Loan Pool, 7.831%
                    due 03/01/25 ($6,050)
               FHA/VA Pool, 7.00%
                    due 11/15/07 ($111,313)
               FHA/VA Pool, 7.00%
                    due 07/15/08 ($181,054)
               FHA/VA Pool, 7.50%
                    due 09/15/08 ($106,250)
               FHA/VA Pool, 7.00%
                    due 09/15/08 ($184,762)
               FHA/VA Pool, 7.00%
                    due 11/15/10 ($215,404)
               FHA/VA Pool, 7.00%
                    due 10/15/11 ($177,320)
               (cost $963,000) ..............................         963,000
                                                                 ------------
TOTAL SHORT TERM INVESTMENTS ................................       1,554,988
                                                                 ------------

TOTAL INVESTMENTS
                (cost $12,496,000) ..................  99.94%      11,792,192
OTHER ASSETS LESS LIABILITIES .......................   0.06%           6,903
                                                      -------    ------------
TOTAL NET ASSETS .................................... 100.00%    $ 11,799,095
                                                      =======    ============

CAMBORNE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
PRINCIPAL
VALUE                                                                  VALUE
--------------------------------------------------------------------------------

LONG TERM INVESTMENTS 95.86%
            CORPORATE 26.17%
$  30,000   Rochester Gas & Electric Corp., 9.375%, 04/01/21     $     31,980
   40,000   Rohm & Haas Holdings Co., 9.80%, 04/15/20 .......          46,160
   50,000   Westvaco Corp., 10.125%, 06/01/19 ...............          52,527
   85,000   W.R. Berkley Corp., 9.875%, 05/15/08 ............          96,116
                                                                 ------------
                                                                      226,783
                                                                 ------------

            MORTGAGE-BACKED SECURITIES 21.40%
  145,000   FHLMC RMC CL 1617-PM, 6.50%, 11/15/23. ..........         135,706
   12,812   FNMA CMO 199-192 CL-SA, 11.00%, 04/25/07 ........          12,778
    7,990   GNMA, 9.50%, 09/15/19 ...........................           8,541
    4,974   Prudential 1993-59 A5, 7.125%, 12/25/00 .........           4,972
   21,590   Traveler's Mortgage Securities Corp. 12.00%,
               03/01/14 .....................................          23,522
                                                                 ------------
                                                                      185,519
                                                                 ------------

            U.S. GOVERNMENT SECURITIES 48.29%
  150,000   U.S. Treasury Bonds, 5.875%, 10/31/01 ...........         149,673
  100,000   U.S. Treasury Bonds, 5.75%, 11/30/02 ............          99,219
   90,000   U.S. Treasury Bonds, 6.50%, 10/15/06 ............          91,097
   25,000   U.S. Treasury Bonds, 6.375%, 08/15/27 ...........          24,570
   20,000   U.S. Treasury Bonds, 6.125%, 11/15/27 ...........          19,063
   40,000   U.S. Treasury Bonds, 5.50%, 08/15/28 ............          35,000
                                                                 ------------
                                                                      418,622
                                                                 ------------

*Non income producing security


                       See notes to financial statements


                                      -4-




                                 MONTEREY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1999

CAMBORNE GOVERNMENT INCOME FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL
VALUE                                                                  VALUE
--------------------------------------------------------------------------------

TOTAL LONG TERM INVESTMENTS
               (cost $836,087) ..............................    $    830,924
                                                                 ------------

SHORT TERM INVESTMENTS 4.44%
   38,499   Firstar Treasury Fund
               (cost $38,499) ...............................          38,499
                                                                 ------------

TOTAL INVESTMENTS
               (cost $874,586) .....................  100.30%         869,423
LIABILITIES LESS OTHER ASSETS ......................  (0.30)%          (2,582)
                                                      -------    ------------
TOTAL NET ASSETS ...................................  100.00%    $    866,841
                                                      =======    ============


PIA EQUITY
--------------------------------------------------------------------------------
SHARES                                                                  VALUE
--------------------------------------------------------------------------------

COMMON STOCKS 91.81%
            AUTO PARTS 4.03%
    2,060   Borg-Warner Automotive Inc. .....................    $     83,430
                                                                 ------------
            BUILDING & CONSTRUCTION 5.86%
    3,650   Kennametal Inc. .................................         121,362
                                                                 ------------
            CAPITAL GOODs 3.41%
    4,850   Callaway Golf ...................................          70,628
                                                                 ------------
            COMMERCIAL SERVICES 3.62%
    2,900   Central Parking .................................          75,037
                                                                 ------------
            COMMUNICATION 4.52%
    2,950   Digital Lightwave Inc.* .........................          93,570
                                                                 ------------
            COMPUTERS/SOFTWARE  3.74%
    1,450   Concord Communication Inc.* .....................          77,394
                                                                 ------------
            COSMETICS & TOILETRIES 2.41%
    1,900   Alberto-Culver Company ..........................          49,994
                                                                 ------------
            ELECTRONICS 6.42%
    4,270   Actel Corporation* ..............................          99,945
      600   Avnet Inc. ......................................          32,962
                                                                 ------------
                                                                      132,907
                                                                 ------------

            FIBER OPTICS 2.97%
     1,400  Ciena Corporation* ..............................          61,469
                                                                 ------------
            INTERNET SOFTWARE 8.28%
    3,080   Concentric Network Corporation ..................          87,684
    1,600   Pcorder.com, Inc.* ..............................          83,800
                                                                 ------------
                                                                      171,484
                                                                 ------------

*Non income producing security


                       See notes to financial statements


                                      -5-



                                 MONTEREY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1999

PIA EQUITY (CONTINUED)
--------------------------------------------------------------------------------
SHARES                                                                  VALUE
--------------------------------------------------------------------------------

            MEDICAL 13.97%
    2,375   Beckman Coulter, Inc. ...........................    $    113,406
    1,625   Dendrite International, Inc.* ...................          44,789
    3,000   Shared Medical Systems Corp. ....................         131,250
                                                                 ------------
                                                                      289,445
                                                                 ------------

            NETWORKING PRODUCTS 2.56%
    3,250   Information Resource Engineering, Inc.* .........          53,117
                                                                 ------------
            PHARMACEUTICAL 1.52%
    1,150   Elan Corporation PLC ADR ........................          31,481
                                                                 ------------
            RESTAURANTS 2.40%
    7,710   CKE Restaurants, Inc. ...........................          49,633
                                                                 ------------
            RETAIL 3.36%
    2,625   Ames Department Stores Inc.* ....................          69,645
                                                                 ------------
            SEMICONDUCTOR 13.12%
    3,200   Cohu, Inc. ......................................          73,400
    2,020   Dallas Semiconductor Corp. ......................         116,529
    1,730   Transwitch Corp.* ...............................          81,959
                                                                 ------------
                                                                      271,888
                                                                 ------------
            TELECOMMUNICATION SERVICES 5.93%
    4,220   Broadwing Inc. ..................................         122,908
                                                                 ------------
            TRANSPORTATION & EQUIPMENT 3.69%
    2,300   CNF Transportation Inc. .........................          76,475
                                                                 ------------
TOTAL COMMON STOCKS
            (cost $1,829,914)                                       1,901,867
                                                                 ------------

SHORT TERM INVESTMENTS 10.10%
            MUTUAL FUNDS 4.89%
  101,291   Firstar Treasury Fund
               (cost $101,291) ..............................         101,291

            REPURCHASE AGREEMENTS 5.21%
 $108,000   Firstar Bank Repurchase Agreement 3.35%
               due December 1, 1999 collateralized by
               Conventional Loan Pool, 7.831%
               due 03/01/25 ($679)
               FHA/VA Pool, 7.00% due 11/15/07 ($12,484)
               FHA/VA Pool, 7.00% due 07/15/08 ($20,305)
               FHA/VA Pool, 7.50% due 09/15/08 ($11,916)
               FHA/VA Pool, 7.00% due 09/15/08 ($20,721)
               FHA/VA Pool, 7.00% due 11/15/10 ($24,157)
               FHA/VA Pool, 7.00% due 10/15/11 ($19,886)
                    (cost $108,000) .........................         108,000
                                                                 ------------
TOTAL SHORT TERM INVESTMENTS                                          209,291
                                                                 ------------

TOTAL INVESTMENTS
               (cost $2,039,205) ...................  101.91%       2,111,158
LIABILITIES LESS OTHER ASSETS ......................   (1.91%)        (39,518)
                                                      -------    ------------
TOTAL NET ASSETS ...................................  100.00%    $  2,071,640
                                                      =======    ============


*Non income producing security


                       See notes to financial statements

                                 MONTEREY FUNDS
            STATEMENTS OF ASSETS AND LIABILITIES - NOVEMBER 30, 1999

                                                                                        CAMBORNE
                                                                          OCM          GOVERNMENT         PIA
                                                                          GOLD           INCOME          EQUITY
                                                                      --------------------------------------------
ASSETS
        Investments in securities, at value
          (cost $12,496,000, $874,586 and $2,039,205, respectively)   $ 11,792,192    $    869,423    $  2,111,158
        Receivable for securities sold ............................         44,525               0         271,559
        Receivable for fund shares sold ...........................         28,638               0               0
        Income receivable .........................................         10,488           8,382           1,761
        Due from investment adviser (Note 3) ......................              0           9,110           4,787
        Prepaid expenses and other ................................         10,686          14,332           6,203
                                                                      ------------    ------------    ------------
                Total assets ......................................     11,886,529         901,247       2,395,468
                                                                      ------------    ------------    ------------

LIABILITIES
        Payable for securities purchased ..........................         26,715               0          19,293
        Payable for fund shares redeemed ..........................         18,679          25,274         295,300
        Dividends payable .........................................              0             256               0
        Due to investment adviser (Note 3)  .......................          2,190               0               0
        Accrued expenses and other ................................         39,850           8,876           9,235
                                                                      ------------    ------------    ------------
                Total liabilities .................................         87,434          34,406         323,828
                                                                      ------------    ------------    ------------

NET ASSETS
        Shares of beneficial interest, no par value;
        unlimited shares authorized ...............................     15,347,209         912,087       2,044,048
        Undistributed net investment income .......................              0             496           3,204
        Accumulated net realized loss on investments and
                foreign currencies ................................     (2,844,306)        (40,579)        (47,565)
        Net unrealized appreciation (depreciation) on investments
                and foreign currencies ............................       (703,808)         (5,163)         71,953
                                                                      ------------    ------------    ------------
                Net assets ........................................   $ 11,799,095    $    866,841    $  2,071,640
                                                                      ============    ============    ============

CALCULATION OF MAXIMUM OFFERING PRICE
        Net asset value and redemption price per share ............   $       4.75    $      13.31    $      17.68
        Maximum sales charge (4.50% of offering price) ............           0.22            0.63            0.83
                                                                      ------------    ------------    ------------
        Offering price to public ..................................   $       4.97    $      13.94    $      18.51
                                                                      ------------    ------------    ------------
                Shares outstanding ................................      2,485,709          65,123         117,192
                                                                      ============    ============    ============



                       See notes to financial statements

                                 MONTEREY FUNDS
         STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED NOVEMBER 30, 1999


                                                                                      CAMBORNE
                                                                             OCM     GOVERNMENT        PIA
                                                                             GOLD       INCOME        EQUITY
INVESTMENT INCOME
        Interest ......................................................   $  50,262    $  61,334    $   5,303
        Dividends .....................................................      85,693            0       31,037
                                                                          ---------    ---------    ---------
                Total investment income ...............................     135,955       61,334       36,340
                                                                          ---------    ---------    ---------

EXPENSES
        Adviser fees (Note 3) .........................................      96,569        3,523       17,319
        Distribution fees (Note 4) ....................................      95,603          881        4,330
        Administrative fees (Note 3) ..................................      21,854       16,492       16,738
        Transfer agent fees ...........................................      21,387       15,935       16,378
        Custodian fees ................................................       7,916        2,586        3,286
        Audit fees ....................................................       7,155        7,155        7,155
        Legal fees ....................................................       3,327        3,280        5,240
        Registration fees .............................................      24,357        4,980       17,857
        Trustees' fees ................................................       1,278        1,263        1,279
        Printing expense ..............................................       6,984            0        1,523
        Postage expense ...............................................       3,313            0          643
        Other expenses ................................................       2,418          994          990
                                                                          ---------    ---------    ---------
                Total expenses ........................................     292,161       57,089       92,738
        Less: Expense reimbursement from adviser and sub-adviser (Note 3)   (56,323)     (47,401)     (61,564)
                                                                          ---------    ---------    ---------
                Net expenses ..........................................     235,838        9,688       31,174
                                                                          ---------    ---------    ---------
                Net investment income (loss) ..........................     (99,883)      51,646        5,166
                                                                          ---------    ---------    ---------

REALIZED AND UNREALIZED GAIN
        (LOSS) ON INVESTMENTS
        Net realized loss on investments ..............................    (667,419)        (769)     (32,920)
        Net unrealized appreciation (deprecation) on investments ......     339,128      (61,369)     249,715
                                                                          ---------    ---------    ---------
        Net gain (loss) on investments ................................    (328,291)     (62,138)     216,795
                                                                          ---------    ---------    ---------
        Net increase (decrease) in net assets
                resulting from operations .............................   $(428,174)   $ (10,492)   $ 221,961
                                                                          =========    =========    =========


                       See notes to financial statements

                                 MONTEREY FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  CAMBORNE
                                                         OCM                     GOVERNMENT                         PIA
                                                         GOLD                      INCOME                          EQUITY
                                              --------------------------------------------------------------------------------------
                                               Year ended     Year ended    Year ended    Year ended     Year ended     Year ended
                                                Nov. 30,       Nov. 30,       Nov. 30,     Nov. 30,        Nov. 30,       Nov. 30,
                                                  1999           1998           1999         1998            1999           1998
                                              --------------------------------------------------------------------------------------
Operations
    Net investment income (loss) ..........   $   (99,883)   $  (55,206)   $   51,646    $   67,756    $     5,166     $     7,689
    Net realized gain (loss) on investments      (667,419)     (364,267)         (769)       30,507        (32,920)        176,175
    Net unrealized appreciation
            (depreciation) on investments .       339,128       209,137       (61,369)       (6,404)       249,715        (317,246)
    Net increase (decrease) in net assets
            resulting from operations .....      (428,174)     (210,336)      (10,492)       91,859        221,961

    Net equalization (debits) credits .....             0             0          (142)          (42)             0               0

Dividends Paid to Shareholders
    Dividends from net investment income ..             0             0       (51,616)      (69,700)        (9,651)              0
    Distributions from net realized gains .             0             0             0             0       (200,251)       (320,265)
                                                        0             0       (51,616)      (69,700)      (209,902)       (320,265)

Fund Share Transactions
    Net proceeds from shares sold .........     4,601,404     7,033,912        98,544       179,492      1,632,677       2,151,015
    Dividends reinvested ..................             0             0        47,613        58,452        209,901         238,717
    Payment for shares redeemed ...........      (625,395)     (199,636)     (238,969)     (199,256)    (2,039,792)     (2,456,239)
    Net increase (decrease) in net assets
            from fund share transactions ..     3,976,009     6,834,276       (92,812)       38,688       (197,214)        (66,507)
    Net increase (decrease) in net assets .     3,547,835     6,623,940      (155,062)       60,805       (185,155)       (520,154)
    NET ASSETS, Beginning of Year .........     8,251,260     1,627,320     1,021,903       961,098      2,256,795       2,776,949
    NET ASSETS, End of Year ...............   $11,799,095    $8,251,260    $  866,841    $1,021,903    $ 2,071,640     $ 2,256,795

Changes in Shares Outstanding
    Shares sold ...........................       963,359     1,375,985         7,329        12,886         107,096         111,105
    Shares issued on reinvestment
            of dividends ..................             0             0         3,471         4,132          13,490          12,704
    Shares redeemed .......................      (134,176)      (39,416)      (17,255)      (14,105)       (132,037)       (128,755)
    Net increase (decrease) in
            shares outstanding ............       829,183     1,336,569        (6,455)        2,913         (11,451)         (4,946)



                       See notes to financial statements

                                 MONTEREY FUNDS
                NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 1999


NOTE 1. ORGANIZATION
         Monterey Mutual Fund (the "Trust"), formerly Monitrend Mutual Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of nine series of shares: the PIA Short Term Government Securities Fund, the Camborne Government Income Fund, the OCM Gold Fund, the PIA Equity Fund, the Murphy New World Biotechnology Fund, the Murphy New World Technology Fund, the Murphy New World Technology Convertibles Fund, the PIA Global Bond Fund and the PIA Total Return Bond Fund (collectively the "Funds"), each of which has separate assets and liabilities and differing investment objectives. The investment objective for each of the Funds presented herein are: the OCM Gold Fund, (the "Gold Fund"), long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals; the Camborne Government Income Fund, (the "Government Fund") growth of capital, whether over the short or long-term, income and preservation of capital; the PIA Equity Fund, (the "Equity Fund"), long-term growth of capital.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
         The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

         SECURITY VALUATION--Portfolio securities that are listed on the national securities exchanges are valued at the last sale price as of the close of such securities exchanges, Eastern time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair market value). Short-term investments which mature after 60 days are valued at market. Stock Index Futures, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges.

         OPTIONS--When a call is written, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which was written either expires on its stipulated expiration date, or a closing purchase transaction is entered into, a gain is realized (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

         If a written call option is exercised, a capital gain or loss is realized from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid for the purchase of a call or a put option is included in the asset section of the Statement of Assets and Liabilities as an investment and is subsequently adjusted to the current market value of the option. If a purchased option expires on its stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction is entered into, a gain or loss will be realized depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

         FUTURES CONTRACTS--The Government Fund and Equity Fund may from time to time enter into futures contracts as a hedge to provide protection against adverse movements in the prices of securities in the portfolio. When a Fund enters a futures contract, it is required to pledge to the clearing broker an amount of cash and/or securities equal to approximately 5% of the contract amount. This amount is known as the "initial margin". Pursuant to the futures contract, the Fund agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value at the close of the day and the price at which the futures contract was originally struck. Such payments, known as the "variation margin", are recorded by the Fund as unrealized gains or losses. When the futures contract expires or is closed by the Fund it realizes a gain or loss.

         FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISK--Futures contracts involve elements of market risk and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of exposure to off balance sheet risk.

         The predominant market risk is that movements in the prices of the Fund's portfolio securities being hedged may not correlate perfectly with the movement in the prices of the future contracts. The lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund.

         Futures contracts are purchased only on exchanges. The exchange acts as the counterparty to the Fund's futures transactions; therefore the Fund's credit risk is limited to failure of the exchange.

                                 MONTEREY FUNDS
                NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 1999

         FEDERAL INCOME TAXES--It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore the Funds paid no Federal Income taxes and no Federal income tax provision was required. At November 30, 1999, the Gold Fund and Government Fund have capital loss carryovers of approximately $2,766,000 and $41,000, respectively, which expire in varying amounts through 2003 and 2005, respectively.

         OTHER--Securities transactions are recorded no later than the first business day after the trade date. Discounts and premiums on securities purchased are amortized over the life of the respective security. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

         USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS
         The Gold Fund has an advisory agreement with Orrell Capital Management, a division of Orrell and Company, Inc. ("Orrell"). Under the agreement, the Gold Fund pays Orrell a fee computed daily and payable monthly, at the following annual rates based upon daily net assets:

               ASSETS                                FEE RATE
               ------                                --------
               0 to $50 million ...................... 1.000%
               $50 million to $75 million ............ 0.875%
               $75 million to $100 million ........... 0.750%
               $100 million to $150 million .......... 0.625%
               $150 million to $250 million .......... 0.500%
               Over $250 million ..................... 0.375%

         The Government Fund has an investment advisory agreement with Pacific Income Advisers, Inc. ("PIA"), and PIA had a sub-advisory agreement with Camborne Advisors Inc. On November 9, 1999, Camborne Advisers notified the PIA of their intention to resign as sub-adviser effective January 7, 2000. Under the agreement, the Government Fund pays PIA a fee computed daily and payable monthly, at an annual rate of 0.40% of the Government Fund's daily net assets; and PIA paid Camborne Advisors, Inc. a sub-advisory fee computed daily and paid monthly at an annual rate of 0.20% of the Government Fund's daily net assets.

         The Equity Fund has an investment advisory agreement with PIA. The Equity Fund pays PIA a fee computed daily and payable monthly, at the following annual rate based upon daily net assets:

               ASSETS                                 FEE RATE
               ------                                 --------
               0 to $50 million .....................  1.000%
               $50 million to $75 million ...........  0.875%
               $75 million to $100 million ..........  0.750%
               $100 million to $150 million .........  0.625%
               $150 million to $250 million .........  0.500%
               Over $250 million ....................  0.375%

         During the year ended November 30, 1999 the advisers agreed to reimburse the Funds for expenses in excess of 2.44% of average net assets for the Gold Fund, 1.80% for the Equity Fund and 1.10% of average net assets for the Government Fund. The amounts reimbursed by the advisers in 1999 are set forth in the Statement of Operations.

         The Trust has a fund accounting and administrative agreement with American Data Services, Inc. ("ADS"). ADS receives a fee, computed daily and payable monthly, at an annual rate of 0.10% of average daily net assets, subject to a monthly minimum.

                                 MONTEREY FUNDS
                NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 1999

NOTE 4.  DISTRIBUTION AGREEMENT AND PLAN
         Syndicated Capital, Inc. serves as the Distributor of each Funds' shares. The President and sole shareholder of the Distributor is also the Chairman and majority shareholder of PIA, as well as a trustee of the Trust.

         The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes each Fund to reimburse the Distributor for marketing expenses incurred in distributing shares of each Fund, including the cost of printing sales material and making payments to dealers in each Fund shares, in any fiscal year, subject to a limit of 0.99% for the Gold Fund, 0.10% for the Government Fund and 0.25% for the Equity Fund. Distribution fees incurred by each Fund are set forth in the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES
         The cost of purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 1999, were as follows:

                                         PURCHASES          SALES
                                         ---------          -----
               Gold Fund                $ 4,195,068     $   753,941
               Government Fund              801,194         910,584
               Equity Fund                4,336,999       4,824,562

         The cost for Federal income tax purposes for the Gold Fund is $12,847,039, the Government Fund is $874,586 and the Equity Fund is $2,085,487. Unrealized appreciation and depreciation on investments at November 30, 1999 based on cost for Federal income taxes are as follows:

                                      UNREALIZED      UNREALIZED
                                     APPRECIATION    DEPRECIATION        NET
                                     ------------    ------------        ---
               Gold Fund            $   895,359     ($ 1,599,167)   ($ 703,808)
               Government Fund            8,818          (13,981)       (5,163)
               Equity Fund              201,564         (129,611)       71,953

                                 MONTEREY FUNDS
                                    OCM GOLD
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                  For the Year Ended November 30,
                                                1999          1998          1997++          1996*        1995*
                                            ---------------------------------------------------------------------

Net asset value, beginning of period ....   $    4.98      $    5.09      $    8.29      $    5.91      $   5.87
                                            ---------      ---------      ---------      ---------      --------

Income From Investment Operations
Net investment loss .....................       (0.04)         (0.03)         (0.09)         (0.15)        (0.09)
Net realized and unrealized gain/(loss)
        on investments ..................       (0.19)         (0.08)         (3.11)          2.53          0.13
                                            ---------      ---------      ---------      ---------      --------
Total from investment operations ........       (0.23)         (0.11)         (3.20)          2.38          0.04
                                            ---------      ---------      ---------      ---------      --------

Less Distributions
Dividends from net investment income ....        0.00           0.00           0.00           0.00          0.00
                                            ---------      ---------      ---------      ---------      --------
Total distributions .....................        0.00           0.00           0.00           0.00          0.00
                                            ---------      ---------      ---------      ---------      --------
Net asset value, end of period ..........   $    4.75      $    4.98      $    5.09      $    8.29      $   5.91
                                            =========      =========      =========      =========      ========
Total return** ..........................       (4.62%)        (2.16%)       (38.60%)        40.27%         0.68%

Ratios/Supplemental Data
Net assets, end of period (in 000's) ....      11,799          8,251          1,627          1,531           421
Ratio of expenses to average net assets .        2.44%          2.44%          2.44%          2.37%         2.44%
Ratio of expenses to average net
        assets, before reimbursement ....        3.02%          3.32%          5.78%          6.15%        12.52%
Ratio of net investment (loss) to average
        net assets ......................       (1.03%)        (0.96%)        (1.60%)        (1.72%)       (1.57%)
Portfolio turnover rate .................        9.03%          1.73%         17.68%         35.70%        15.57%


*  Based on average shares outstanding.
** Excluding sales charge.  Not annualized for periods less than a year.
++ On 12/13/96 Orrell and Company, Inc. became the Fund's investment adviser.
   Prior to 12/31/96 Monitrend Investment Management, Inc. was the Fund's investment adviser.

                       See notes to financial statements

                                 MONTEREY FUNDS
                               CAMBORNE GOVERNMENT
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                            For the Year Ended November 30,
                                               1999         1998        1997        1996      1995
                                            ---------------------------------------------------------

Net asset value, beginning of period ....   $  14.28    $   14.00    $  13.59    $   13.88    $ 12.76
                                            --------    ---------    --------    ---------    -------

Income From Investment Operations
Net investment income ...................       0.81         0.87        0.89         0.73       0.81
Net realized and unrealized gain/(loss)
        on investments ..................      (0.97)        0.31        0.38        (0.28)      1.12
                                            --------    ---------    --------    ---------    -------
Total from investment operations ........      (0.16)        1.18        1.27         0.45       1.93
                                            --------    ---------    --------    ---------    -------

Less Distributions
Dividends from net investment income ....      (0.81)       (0.90)      (0.86)       (0.74)     (0.81)
                                            --------    ---------    --------    ---------    -------
Total distributions .....................      (0.81)       (0.90)      (0.86)       (0.74)     (0.81)
                                            --------    ---------    --------    ---------    -------
Net asset value, end of period ..........   $  13.31    $   14.28    $  14.00    $   13.59    $ 13.88
                                            ========    =========    ========    =========    =======
Total return* ...........................      (1.15%)       8.68        9.70%        3.42%     15.56%

Ratios/Supplemental Data
Net assets, end of period (in 000's) ....        867        1,022         961        1,293        947
Ratio of expenses to average net assets .       1.10%        1.10%       1.10%        1.07%      1.10%
Ratio of expenses to average net
        assets, before reimbursement ....       6.50%        4.73%       6.98%        5.68%      5.73%
Ratio of net investment income to average
        net assets ......................       5.88%        6.15%       6.53%        5.35%      6.04%
Portfolio turnover rate .................     103.24%      122.44%     111.26%      129.17%     91.03%


* Excluding sales charge.

                       See notes to financial statements

                                 MONTEREY FUNDS
                                   PIA EQUITY
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                  For the Year Ended November 30,
                                                       1999         1998        1997++      1996*        1995*
                                                   ------------------------------------------------------------

Net asset value, beginning of period ...........   $   17.54     $  20.79     $  19.63     $ 15.36     $ 11.12
                                                   ---------     --------     --------     -------     -------

Income From Investment Operations
Net investment income/(loss) ...................        0.05         0.06        (1.21)      (0.37)      (0.24)
Net realized and unrealized gain/(loss)
        on investments .........................        1.83        (0.91)        3.05        4.64        4.48
                                                   ---------     --------     --------     -------     -------
Total from investment operations ...............        1.88        (0.85)        1.84        4.27        4.24
                                                   ---------     --------     --------     -------     -------

Less Distributions
Dividends from net investment income ...........       (0.08)        0.00         0.00        0.00        0.00
Distributions from net realized gains ..........       (1.66)       (2.40)       (0.68)       0.00        0.00
                                                   ---------     --------     --------     -------     -------
Total distributions ............................       (1.74)       (2.40)       (0.68)       0.00        0.00
                                                   ---------     --------     --------     -------     -------
Net asset value end of period ..................   $   17.68     $  17.54     $  20.79     $ 19.63     $ 15.36
                                                   =========     ========     ========     =======     =======
Total return** .................................       12.07%       (4.86%)       9.96       27.80%      38.13%

Ratios/Supplemental Data
Net assets, end of period (in 000's) ...........       2,072        2,257        2,777         715         526
Ratio of expenses to average net assets ........        1.80%        2.14%        2.43%       2.25%       2.44%
Ratio of expenses to average net
        assets, before reimbursement ...........        5.36%        3.21%        6.71%      11.73%      11.44%
Ratio of net investment income (loss) to average
        net assets .............................        0.30%        0.23%       (0.06%)     (2.07%)     (2.21%)
Portfolio turnover rate ........................      276.17%      135.49%      139.57%      41.22%      23.75%


*   Based on average shares outstanding.
**  Excluding sales charge.
++ On 12/13/96 Pacific Income Advisers, Inc. became the Fund's investment adviser. Prior to 12/13/96, Monitrend Investment Management, Inc. was the Fund's investment adviser.


                       See notes to financial statements

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of Monterey Mutual Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The OCM Gold Fund, the PIA Equity Fund and the Camborne Government Income Fund, series of Monterey Mutual Fund, (hereafter referred to as the "Trust") at November 30, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended November 30, 1998 including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated January 8, 1999 expressed an unqualified opinion on those financial statements.



PricewaterhouseCoopers LLP
New York, New York
December 17, 1999

CHANGE IN INDEPENDENT ACCOUNTANT

On August 13, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Trust pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Trust at the time of the acquisition joined PwC.

        The reports of McGladrey on the financial statements of the Trust during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        In connection with its audits for the two most recent fiscal years and through August 13, 1999 there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

        On September 9, 1999, the Trust, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

                                 MONTEREY FUNDS
               PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 1999
     (ALL PERFORMANCE MEASUREMENTS REFLECT THE MAXIMUM SALES LOAD CHARGED,
                            FOR EACH PERIOD SHOWN.)


OCM GOLD FUND

AVERAGE ANNUAL TOTAL RETURNS                            VALUE ON 11/30/99
----------------------------                            -----------------

1 year           (8.91%)                          OCM Gold                $5,485
Inception       (18.34%)                          Phil. Gold & Silver     $5,950
                                                  S&P 500                $19,599

    $10,000 Investment made 12/13/96 (date Orrell became investment adviser)


Past performance is not                  The S&P 500 Index is a broad unmanaged
predictive of future performance         index generally considered to be
                                         representative of the US equity market.
                                         The Philadelphia Gold & Silver Index is
                                         an unmanaged index of 11 gold and
                                         silver equity securities.


The focus of the gold market remained on central bank activity in 1999, with two major events influencing prices. In May, the Bank of England surprised the gold market with a highly controversial decision to sell approximately half of its gold reserves. However, on September 26th European central banks sent a message to the gold market that it had seen enough and announced that gold sales would be restricted to those already announced and gold lending activity would not be expanded for at least the next five years. Furthermore, the Europeans made it clear that gold would remain an important element of monetary reserves. The reaction in the gold market was swift to the upside as the gold price reached $324 an ounce on October 6th, a 28% advance from the 21 year low of $253 an ounce in July. Fearing a run away gold price posed significant risks to the financial system with Y2K approaching, the Bank of England worked to liquefy the gold market. With the short-term supply shortage eased, the gold price corrected down to close the calendar year at $290.00 an ounce, up 1.2% for the year.

Gold mining shares tracked the gold price, although excessive hedging operations by a few of the mines created a negative sentiment toward the industry in general as individual company positions were evaluated by the market. Your Fund has maintained its strategy of concentrating the largest percentage of its assets in unhedged to lightly hedged companies, such as Newmont Mining and Homestake Mining. We believe your Fund is well positioned to participate in a rising gold price environment.

With the agreement by the European central banks to limit gold sales in place, the position of over 80% of the gold reserves held by central banks is now clarified. The gold market should shift its attention away from central bank activity in the coming year toward more fundamental economic issues. In our opinion, the main influencing factor will be the excess credit creation in the United States that is helping to fuel a widening U.S. trade and current account deficit while encouraging speculative activity on Wall Street. Historically, a period of a readjustment follows binges of excess credit as international capital flows revalue paper currencies ultimately against gold.

                                 MONTEREY FUNDS
               PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 1999
      (ALL PERFORMANCE MEASUREMENTS REFLECT THE MAXIMUM SALES LOAD CHARGED,
                             FOR EACH PERIOD SHOWN.)



CAMBORNE
GOVERNMENT INCOME

AVERAGE ANNUAL TOTAL RETURNS                           VALUE ON 11/30/99
----------------------------                           -----------------
1 year              (5.58%)                       Camborne Gov't.     $14,791
5 years              7.39%                        Lehman Index        $15,698
Inception            5.68%

     $10,000 Investment made 10/31/92 (date PIA became investment adviser)

Past performance is not                 The Lehman Government Index is an
predictive of future performance        unmanaged index consisting of all
                                        US Treasury & Agency bonds weighted
                                        according to market capitalization.



The CAMBORNE GOVERNMENT INCOME FUND lost 1.15% (excluding sales charge) this year versus the unmanaged Lehman Government Index loss of 1.38%. The Fund is invested in US Government securities, Corporates and mortgage-backed securities. The active duration management of the Fund, as well as its overweight in mortgage-backed securities contributed to the Fund's performance. The manager will continue active maturity management and sector rotation of the Fund to attempt to capitalize on investment opportunities.





PIA EQUITY

AVERAGE ANNUAL TOTAL RETURNS                            VALUE ON 11/30/99
----------------------------                            -----------------
1 year              7.03%                            PIA Equity      $11,412
Inception           4.56%                            S&P 500         $19,599

     $10,000 Investment made 12/13/96 (date PIA became investment adviser)

Past performance is not                      The S&P 500 Index is a broad
predictive of future performance             unmanaged index generally
                                             considered to be representative of
                                             the US equity market.





The PIA EQUITY FUND returned 12.07% for the fiscal year, significantly underperforming the S&P 500. The more closely related Russell 2000 index of small capitalization companies returned 15.53% in the same period. The manager believes that the Fund is well positioned to take advantage of the recovery of the small cap sector which it expects over the coming year.

                             Monterey Mutual Funds
                                Distributed by:

                            Syndicated Capital, Inc.
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401

                                    MONTEREY
                                      FUNDS

                         - PIA SHORT-TERM GOVERNMENT SECURITIES

                         - PIA TOTAL RETURN BOND

                         - PIA GLOBAL BOND



                                                  MONTEREY
                                                  MUTUAL
                                                  FUND


                                 ANNUAL REPORT
                               NOVEMBER 30, 1999

Dear Shareholder:

We are pleased to provide you with this annual report for the year ended November 30, 1999 for the following series of the Monterey Mutual Funds: the PIA Short-Term Government Securities Fund, the PIA Total Return Bond Fund, and the PIA Total Return Bond Fund.

During the 12 months ended November 30, 1999, the returns including the reinvestment of dividends and capital gains, were as follows:

        PIA Short-Term Government Securities Fund ............  3.0%
        PIA Total Return Bond Fund ........................... (0.7%)
        PIA Global Bond Fund ................................. (4.8%)

Interest rates increased in 1999 due largely to the expectation that strong and expansionary economic growth would occur in both the United States and other developing economies. These increases in interest rate resulted in bond market value declines that either completely or partially offset the higher rates in interest earned on these bonds.

As examples of the effect of rising interest rates during this period ending November 30, 1999, the Lehman US Government 1-3 Year Bond index increased in value by 3.3%, the Lehman Government/Corporate Bond index declined by 1.3% and the Salomon World Bond Index declined by 2.1%.

With long term Treasury Bonds now yielding significantly more than 6% and with the perceived low core rate on inflation, the prospect for continued increases in interest rates does not appear to be high since real rates of interest are at historically high levels.

Please take a moment to review your Fund(s)' statement of assets and results of operations for the year ended November 30, 1999. We look forward to reporting to you in six months.




/S/ LLOYD MCADAMS
-----------------
Lloyd McAdams
Chairman of the Board

                                 MONTERY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1999



PIA SHORT-TERM GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
PRINCIPAL
VALUE                                                                 VALUE
--------------------------------------------------------------------------------

DEBT SECURITIES 96.89%
             MORTGAGE BACKED 17.54%
$1,290,771   Bear Sterns Mortgage Sec. Inc., 7.00% due 11/25/10 ..   $1,258,225
   520,000   Contimortgage Home Equity Loan Tr,
               6.28% due 12/25/19 ................................      508,334
   805,118   Countrywide Home Loans, Inc., 8.00% due 08/25/27 ....      811,991
 1,120,895   Fairbanks Capital Inc., 5.81% due 05/25/28. .........    1,120,895
   434,140   Green Tree Recreational Corp.,
               6.55% due 07/15/28 ................................      431,069
   504,960   LB Commercial Conduit Mortgage Tr.,
               7.20% due 08/25/04 ................................      508,134
   243,508   Norwest Asset Sec. Corp., 7.00% due 04/25/12 ........      243,564
    37,975   Prudential Home Ser 1993-59,
               7.125% due 12/25/00 ...............................       37,952
 1,000,000   Prudential Home Ser 1993-9, 7.50% due 03/25/08 ......    1,009,345
 1,553,975   Resolution Trust Corp., 8.00% due 06/25/26 ..........    1,553,222
   500,000   Salomon Brothers 1997-LB6, 6.91% due 12/25/27 .......      500,058
   347,640   Security National Mortgage Loan Tr.,
               7.171% due 02/25/06 ...............................      341,676
                                                                     ----------
                                                                      8,324,465
                                                                     ----------

             GOVERNMENT AGENCIES 40.25%
   426,230   FHLMC M80409, 6.00% due 01/01/03 ....................      412,796
   101,681   FHLMC N96340, 6.00% due 04/01/03 ....................       98,477
   179,968   FHLMC N96342, 6.00% due 04/01/03 ....................      174,296
   153,399   FHLMC N96369, 6.00% due 04/01/03 ....................      148,565
   315,584   FHLMC N96446, 6.50% due 04/01/03 ....................      310,573
   137,445   FHLMC N96415, 6.50% due 05/01/03 ....................      135,262
   473,217   FHLMC M80478, 7.00% due 06/01/04 ....................      473,887
   131,576   FHLMC N96779, 6.50% due 08/01/03 ....................      129,487
   319,798   FHLMC L80125, 6.50% due 08/01/03 ....................      314,719
   249,810   FHLMC L80218, 6.50% due 09/01/03 ....................      245,843
   989,586   FHLMC 1232F, 7.50% due 09/15/06 .....................      999,154
   120,938   FHLMC 609231, 5.61% due 02/01/24 ....................      124,709
   308,856   FHLMC ARM 755204, 8.06% due 08/01/15 ................      316,675
   512,672   FHLMC ARM 635206, 6.89% due 10/01/22 ................      518,602
 1,762,730   FHLMC ARM 323802, 6.92% due 04/01/27 ................    1,773,575
   505,749   FNMA CMO 415842, 11.00% due 01/01/13 ................      539,693
 1,000,000   FNMA FNR 1992-22 HA, 7.00% due 11/25/05 .............    1,003,485
 1,617,763   GNMA ARM 80013, 7.00% due 11/20/26 ..................    1,622,319
 1,011,546   GNMA ARM 80021, 6.13% due 12/20/26 ..................    1,027,112
   429,843   GNMA ARM 80029, 6.38% due 01/20/27 ..................      436,020
   571,100   GNMA ARM 80122, 6.13% due 10/20/27 ..................      579,462


                       See notes to financial statements


                                      -3-




                                 MONTERY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1999

PIA SHORT-TERM GOVERNMENT SECURITIES FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL
VALUE                                                                 VALUE
--------------------------------------------------------------------------------


             GOVERNMENT AGENCIES 40.25% (CONTINUED)
$  951,845   GNMA ARM 80143, 6.00% due 12/20/27 ..................   $  953,637
 4,265,654   GNMA ARM 80154, 6.38% due 01/20/28 ..................    4,277,133
 2,142,286   GNMA ARM 8062, 6.13% due 10/20/22 ...................    2,174,136
   308,228   GNMA ARM 8871, 6.13% due 11/20/21 ...................      313,073
                                                                     ----------
                                                                     19,102,690
                                                                     ----------

             U.S. TREASURY NOTES 39.10%
 9,500,000   U.S. Treasury Note, 5.125% due 08/31/00 .............    9,455,474
 2,650,000   U.S. Treasury Note, 4.00% due 10/31/00 ..............    2,606,938
 3,500,000   U.S. Treasury Note, 5.50% due 12/31/00 ..............    3,486,875
   675,000   U.S. Treasury Note, 7.75% due 02/15/01 ..............      688,922
 1,000,000   U.S. Treasury Note, 6.625% due 06/30/01 .............    1,007,813
 1,300,000   U.S. Treasury Note, 6.375% due 09/30/01 .............    1,307,719
                                                                     ----------
                                                                     18,553,741
                                                                     ----------

TOTAL DEBT SECURITIES
             (cost $46,338,768) ..................................  $45,980,896

SHORT TERM INVESTMENTS 1.60%
   757,986   Firstar Treasury Fund
               (cost $757,896) ...................................      757,896

TOTAL INVESTMENTS
             (cost $47,096,664) ....................   98.49%        46,738,792
OTHER ASSETS LESS LIABILITIES ......................    1.51%           716,462
                                                      -------       -----------
TOTAL NET ASSETS ...................................  100.00%       $47,455,254
                                                      =======       ===========

PIA TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------
SHARES                                                                 VALUE
--------------------------------------------------------------------------------

PREFERRED STOCK 1.22%
    11,300   New Plan Excel Realty Trust Inc. Pfd B ..............  $   244,362
     6,000   Thornburg Mortgage Asset Corp. Series A .............      119,625
                                                                    -----------
TOTAL PREFERRED STOCK
               (cost $420,386) ...................................      363,987
                                                                    -----------


PRINCIPAL
VALUE                                                                 VALUE
--------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.03%
             MORTGAGE BACKED SECURITIES 13.55%
$   16,792   Aetna Commercial Mortgage Trust,
               1995-C5 A2, due 12/26/30 ..........................       16,731
   308,853   BA Mortgage Securities Inc., due 10/25/27 ...........      301,264
   298,845   Blackrock Capital Finance L.P. 1997 R1
               due 03/25/37 ......................................      286,519
   184,184   CAPCO 1998-D7-A-1A, due 12/15/07 ....................      173,860
   175,000   Carousel Center Finance Inc. A1,
               due 11/15/07 ......................................      173,543
   280,000   Chase Mortgage Finance Corp., due 06/25/25 ..........      268,625
    77,996    Countrywide Funding Corp., due 10/25/17 ............       78,289
   487,181   DLJ Mortgage Acceptance Corp.,
               1994-MF11 A1, due 06/18/04 ........................      505,303
     6,345   FBC Mortgage Securities B2, due 08/20/09 ............        6,364
     8,972   FDIC Remic Trust 1994-C1 2A2, due 09/25/25 ..........        8,986
    71,847   FDIC Remic Trust 1996-C1 1A, due 05/25/26 ...........       71,005
   225,106   Lehman Structured Securities Corp.,
               7.995% due 06/25/26. ..............................      226,806

* Non income producing security

                       See notes to financial statements


                                       -4-




                                 MONTERY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1999

PIA TOTAL RETURN BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL
VALUE                                                                 VALUE
--------------------------------------------------------------------------------

             MORTGAGE BACKED SECURITIES 13.55% (continued)
$   24,875   Prudential Home Mortgage 1993-59 A5,
               due 12/25/00 ......................................  $    24,828
   200,000   SASCO 1995-C4 D, due 06/25/26 .......................      197,597
   484,038   SASCO 1998-C3A E, due 06/25/01 ......................      474,080
   180,505   Security National Mortgage Loan Trust,
               due 02/25/06 ......................................      177,409
   800,000   Structured Asset Securities Corp.,
               1996-CFL C, due 02/25/28 ..........................      792,940
   236,546   Structured Settlements 99-A A, due 12/20/15 .........      232,333
                                                                    -----------
                                                                      4,016,482
                                                                    -----------

             asset backed securities 5.35%
   365,000   California Infrastructure PG&E, 1997-A7,
               due 09/25/08 ......................................      358,687
   200,000   Cigna CBO 1996-1 A2, due 11/15/08 ...................      199,515
   500,000   Rhyno CBO Delaware Corp., 1997-1 A2, due 09/15/09 ...      492,031
   370,000   Team Fleet Financial 1998--3 A, due 10/25/04 ........      351,731
   183,100   UCFC Home Equity Loan 1995-A1,
               A5, due 01/10/20 ..................................      184,736
                                                                    -----------
                                                                      1,586,700
                                                                    -----------

             CORPORATE BONDS 36.58%
             AEROSPACE/DEFENSE 1.71%
   361,638   Airplanes Passthrough Trust, 8.15% due 03/15/19 .....      339,866
   175,000   Lockheed Martin Marietta, 7.00% due 03/15/11 ........      166,117
                                                                    -----------
                                                                        505,983
                                                                    -----------
             AIRLINES 0.08%
    25,000   Southwest Air, 7.375% due 03/01/27 ..................       23,729

             AUTOMOTIVE 1.47%
   210,000   Ford Motor Credit, 9.14% due 12/30/14 ...............      227,938
   210,000   General Motors Acceptance Corp.,
               5.875% due 01/22/03 ...............................      206,491
                                                                    -----------
                                                                        434,429
                                                                    -----------

             BANKING & FINANCIAL SERVICES 10.05%
   135,000   Banc One Corp., 7.625% due 10/15/26 .................      131,751
   175,000   BankBoston, 6.375% due 03/25/08 .....................      164,419
   340,000   Bankers Trust, 8.125% due 04/01/02 ..................      347,990
   185,000   Bear Sterns Co., 7.00% due 03/01/07 .................      179,591
   335,000   Countrywide Home Loan, 7.26% due 05/10/04 ...........      336,418
   160,000   Fairfax Financial Holdings 144A, 7.375%
               due 03/15/06 ......................................      155,428
   160,000   First Bank System, 7.625% due 05/01/05 ..............      164,910
   270,000   Freemont General Corp. 144A, 7.875% due 03/17/09 ....      229,155
   255,000   General Electric Capital, 8.875% due 05/15/09 .......      285,667
   225,000   Lehman Brothers Holdings, 6.50% due 10/01/02 ........      220,095
   280,000   Merit Securities Corp., 7.88% due 12/28/33 ..........      280,087
   170,000   Morgan Stanley Group, 6.875% due 03/01/07 ...........      166,832
   315,000   PNC Bank Corp., 7.875% due 04/15/05 .................      319,951
                                                                    -----------
                                                                      2,982,294
                                                                    -----------


                       See notes to financial statements


                                       -5-



                                 MONTERY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1999

PIA TOTAL RETURN BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL
VALUE                                                                 VALUE
--------------------------------------------------------------------------------

             CHEMICALS 0.66%
 $ 205,000   Eastman Chemical Co., 6.375% due 01/15/04 ...........  $   197,105
                                                                    -----------

             COMPUTERS,/SOFTWARE .56%
   175,000 Computer Associates International, 6.375% due 04/15/05       164,919
                                                                    -----------

             CRUISELINES 1.10%
   180,000   Carnival Corp., 6.15% due 04/15/08 ..................      168,101
   165,000   Royal Caribbean Cruises, 7.00% due 10/15/07 .........      157,195
                                                                    -----------
                                                                        325,296
                                                                    -----------

             DIVERSIFIED MINERALS  0.65%
   200,000   American Re Corp., 7.45% due 12/15/26 ...............      192,042
                                                                    -----------

             ELECTRONIC COMPONENTS/SEMICONDUCTORS 1.16%
   180,000   Applied Materials, 6.75% due 10/15/07 ...............      173,389
   180,000   Thomas & Betts Corp., 6.625% due 05/07/08 ...........      169,885
                                                                    -----------
                                                                        343,274
                                                                    -----------

             HOTELS 1.25%
   220,000   Marriott International 144A, 6.875% due 11/15/05 ....      209,972
   175,000   Mirage Resorts Inc., 7.25% due 10/15/06 .............      161,693
                                                                    -----------
                                                                        371,665
                                                                    -----------
             INSURANCE 2.74%
   205,000   Aetna Services Inc., 7.125% due 08/15/06 ............      199,222
   170,000   CNA Financial Corp., 6.50% due 04/15/05 .............      161,812
   215,000   Conseco Inc., 6.40% due 06/15/01 ....................      207,791
   110,000   First Security Corp., 6.875% due 11/15/06 ...........      106,378
   140,000   ITT Hartford Group, 6.375% due 11/01/02 .............      138,319
                                                                    -----------
                                                                        813,522
                                                                    -----------

             MULTIMEDIA 0.63%
   190,000   Time Warner Entertainment, 7.25% due 09/01/08 .......      188,398
                                                                    -----------

             PIPELINE  0.63%
   175,000   Questar Pipeline Corp., 9.375% due 06/01/21 .........      187,317
                                                                    -----------

             REAL ESTATE & MORTGAGE RELATED 5.05%
   305,000   Chateau Properties Limited Partnership,
               8.75% due 03/02/00 ................................      305,956
   270,000   Health Care Properties Inc., 6.50% due 02/15/06 .....      228,601
   191,000   Kimco Realty Corp., 6.50% due 10/01/03 ..............      183,918
   150,000   Nationwide Health Properties Inc., 8.67%
               due 03/10/05 ......................................      141,144
   205,000   Security Cap. Industrial, 7.625% due 07/01/17 .......      186,306
   160,000   Southern Investments UK, 6.80% due 12/01/06 .........      152,140
   310,000   United Dominion Realty Trust Inc., 7.95%
               due 07/12/06 ......................................      299,321
                                                                    -----------
                                                                      1,497,386
                                                                    -----------


                       See notes to financial statements


                                       -6-



                                 MONTERY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1999

PIA TOTAL RETURN BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL
VALUE                                                                 VALUE
--------------------------------------------------------------------------------

             RETAIL 1.70%
$  350,000   Ikon Office Solutions Inc., 6.75% due 11/01/04 ......  $   325,349
   190,000   J.C. Penney & Co., 7.60% due 04/01/07 ...............      177,537
                                                                    -----------
                                                                        502,886
                                                                    -----------

             TELECOMMUNICATIONS 2.57%
   175,000   Airtouch Communications, 6.65% due 05/01/08 .........      167,185
   240,000   AT&T Corp., 6.00% due 03/15/09 ......................      221,440
   205,000   Frontier Corp., 7.25% due 05/15/04 ..................      205,596
   165,000   Worldcom Inc., 7.55% due 04/01/04 ...................      168,618
                                                                    -----------
                                                                        762,839
                                                                    -----------

             TRANSPORTATION 2.14%
   170,000   AMR Corp., 10.05% due 03/07/06 ......................      188,684
   165,000   Canadian National Railway, 7.00% due 03/15/04 .......      164,721
   296,855   Federal Express Etc., 6.845% due 01/15/19 ...........      280,322
                                                                    -----------
                                                                        633,727
                                                                    -----------

             UTILITIES 2.43%
   300,000   AES Ironwood LLC, 8.857% due 11/30/25. ..............      300,000
    80,000   Southern California Edison, 6.65% due 04/01/29. .....      156,147
   260,000   Virginia Electric & Power, 8.75% due 04/01/21 .......      265,273
                                                                    -----------
                                                                        721,420
                                                                    -----------

             U.S. GOVERNMENT SECURITIES 41.55%
             GOVERNMENT AGENCIES 24.39%
  $120,000   Fannie Mae X-130A H, 6.30% due 09/25/18 .............     $119,193
   322,000   FHG 42 I, 8.00% due 10/17/24 ........................      334,547
   100,000   FHLMC 1704 E, 6.50% due 03/15/09 ....................       96,374
   250,000   FHLMC  1312 I, 8.00% due 07/15/22. ..................      255,535
   107,830   FNMA ARM 162881, 7.43% due 06/01/18 .................      109,987
     4,818   FNMA 1992-12 SA, 9.33% due 01/25/22 .................        4,476
   635,393   FNMA Pool 313947, 7.00% due 01/01/28 ................      621,206
   871,200   FNMA 429618, 6.50% due 07/01/28 .....................      830,973
    92,059   FNMA 443589, 6.50% due 10/01/28 .....................       87,809
 1,480,810   FNMA Pool 495378, 6.00% due 04/01/29 ................    1,373,419
 1,376,572   FNMA Pool 502454, 6.50% due 07/01/29 ................    1,313,009
     1,383   GNMA 175288, 8.75% due 09/15/01 .....................        1,410
       699   GNMA 198340, 8.75% due 02/15/02 .....................          716
   540,000   GNMA 1996-4 N, 7.00% due 04/16/26 ...................      521,434
   632,556   GNMA 501569, 7.50% due 03/15/29 .....................      631,282
   952,968   GNMA 5036003, 7.50% due 04/15/29 ....................      930,407
                                                                    -----------
                                                                      7,231,777
                                                                    -----------

             U.S. TREASURY NOTES 17.16%
   200,000   U.S. Treasury Note, 5.50% due 12/31/00 ..............      199,250
 1,800,000   U.S. Treasury Note, 5.75% due 10/31/02 ..............    1,787,063
   470,000   U.S. Treasury Note, 5.25% due 08/15/03 ..............      456,928
   350,000   U.S. Treasury Note, 6.50% due 10/15/06 ..............      354,266
   530,000   U.S. Treasury Note, 6.125% due 11/15/27 .............      505,081
   300,000   U.S. Treasury Note, 5.25% due 11/15/28 ..............      253,406
   880,000   U.S. Treasury Note, 5.50% due 08/15/28 ..............      770,000
   900,000   U.S. Treasury Note, 5.25% due 02/15/29 ..............      763,594
                                                                    -----------
                                                                      5,089,588
                                                                    -----------

                       See notes to financial statements


                                       -7-





                                 MONTERY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1999

PIA TOTAL RETURN BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL
VALUE                                                                 VALUE
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS
             (cost $29,838,097) ..................................  $28,772,778
                                                                    -----------

SHORT TERM INVESTMENTS 1.08%
$  316,467   Star Treasury Fund
               (cost $316,467) ...................................      316,467
                                                                    -----------

TOTAL INVESTMENTS
             (cost $30,574,950) ................  99.33%             29,453,232
OTHER ASSETS LESS LIABILITIES ..................   0.67%                198,799
                                                 -------            -----------
        TOTAL NET ASSETS ....................... 100.00%            $29,652,031
                                                 =======            ===========



PIA GLOBAL BOND FUND
--------------------------------------------------------------------------------
PRINCIPAL
VALUE +                                                                VALUE
--------------------------------------------------------------------------------
LONG TERM INVESTMENTS 96.67%
             FOREIGN GOVERNMENT OBLIGATIONS 44.70%
             CANADA
 1,000,000C  Canadas-Government, 5.25% due 09/01/03 ..............  $   691,302

             FRANCE
   700,000   France O.A.T., 4.00% due 04/25/99 ...................      639,628

             GERMANY
   715,808E  Bundes Obligations 114, 6.50% due 03/15/00 ..........      726,997
   409,033E  Bundes Republic Deutschland, 114, 6.00% due 07/04/07       433,680

             ENGLAND
    60,000   Credit Suisse FB, 8.50% due 11/18/04 ................       61,385
                                                                    -----------
                                                                      2,552,992
                                                                    -----------

             MORTGAGE-BACKED SECURITIES 6.02%
    16,292   Countrywide Funding Corp., 11.113% due 10/25/17 .....       16,353
   105,000   FHLMC CMO, 6.50% due 11/15/23 .......................       98,270
     4,425   FNMA 251614, 7.00% due 07/01/28 .....................        4,326
    23,462   FRN 97-27A, 7.00% due 09/18/21 ......................       23,453
   100,000   HRFT Properties Trust, 6.56% due 7/10/00 ............       99,907
   100,000   Prudential Home Mortgage Securities,
               7.50% due 03/25/08 ................................      100,934
                                                                    -----------
                                                                        343,243
                                                                    -----------

             U.S. GOVERNMENT SECURITIES 45.95%
   210,000   U.S. Treasury Notes, 4.00% due 10/31/00 .............      206,588
    40,000   U.S. Treasury Notes, 5.00% due 04/30/01 .............       39,500

+ US Dollars unles indicated otherwise
C Canadian Dollars
E Euro



                       See notes to financial statements


                                       -8-




                                 MONTERY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1999

PIA GLOBAL BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL
VALUE                                                                 VALUE
--------------------------------------------------------------------------------

             U.S. GOVERNMENT SECURITIES 45.95% (continued)
$   40,000   U.S. Treasury Notes, 5.50% due 07/31/01 .............  $    39,700
   250,000   U.S. Treasury Notes, 6.25% due 01/31/02 .............      251,250
   320,000   U.S. Treasury Notes, 5.375% due 06/30/03 ............      312,900
   230,000   U.S. Treasury Notes, 4.25% due 11/15/03 .............      215,409
 1,050,000   U.S. Treasury Notes, 6.50% due 10/15/26 .............    1,062,797
    70,000   U.S. Treasury Notes, 6.125% due 11/15/27 ............       66,719
    50,000   U.S. Treasury Notes, 6.375% due 8/15/27 .............       49,141
   280,000   U.S. Treasury Notes, 5.50% due 08/15/28 .............      245,000
   160,000   U.S. Treasury Notes, 5.25% due 11/15/28 .............      135,150
                                                                    -----------
                                                                      2,624,154
                                                                    -----------

TOTAL LONG TERM INVESTMENTS
             (cost $5,843,064) ...................................    5,520,389
                                                                    -----------

SHORT TERM INVESTMENTS 1.07%
    61,206   Firstar Treasury Fund
               (cost $61,206) ....................................       61,206
                                                                    -----------

TOTAL INVESTMENTS
               (cost $5,904,270) ............  97.74%                 5,581,595
OTHER ASSETS LESS LIABILITIES ...............   2.26%                   129,346
                                              -------               -----------
TOTAL NET ASSETS ............................ 100.00%               $ 5,710,941
                                              =======               ===========

+ US Dollars unless indicated otherwise

                       See notes to financial statements

                                 MONTERY FUNDS
            STATEMENTS OF ASSETS AND LIABILITIES - NOVEMBER 30, 1999


                                                                        PIA             PIA
                                                                     SHORT TERM        TOTAL
                                                                     GOVERNMENT        RETURN           PIA
                                                                     SECURITIES         BOND        GLOBAL BOND
                                                                  ----------------------------------------------
ASSETS
        Investments in securities, at value
               (cost $47,096,664, $30,574,950 and
               $5,904,270,respectively) ........................   $ 46,738,792    $ 29,453,232    $  5,581,595
        Receivable for fund shares sold ........................        350,000          50,000               0
        Income receivable ......................................        426,321         336,557         135,876
        Due from investment adviser (Note 3) ...................              0               0           2,807
        Prepaid expenses and other .............................          1,462           2,376           3,037
                                                                   ------------    ------------    ------------
                Total assets ...................................     47,516,575      29,842,165       5,723,315
                                                                   ------------    ------------    ------------

LIABILITIES
        Payable for securities purchased .......................              0         114,644               0
        Dividends payable ......................................         38,908          40,542           1,954
        Due to investment adviser (Note 3) .....................          1,274           2,003               0
        Accrued expenses and other .............................         21,139          32,945          10,420
                                                                   ------------    ------------    ------------
                Total liabilities ..............................         61,321         190,134          12,374
                                                                   ------------    ------------    ------------

NET ASSETS
        Shares of beneficial interest, no par value;
               unlimited shares authorized .....................     47,989,963      31,292,514       6,105,098
        Undistributed net investment income ....................          6,581           7,241               0
        Accumulated net realized (loss)on
                investments and foreign currencies .............       (183,418)       (526,006)        (65,931)
        Net unrealized (depreciation)
                on investments and foreign currencies ..........       (357,872)     (1,121,718)       (328,226)
                                                                   ------------    ------------    ------------
                Net assets .....................................   $ 47,455,254    $ 29,652,031    $  5,710,941
                                                                   ============    ============    ============

        Net asset value, offering and redemption price per share   $      10.07    $      18.92    $      19.24
                                                                   ------------    ------------    ------------
        Shares outstanding .....................................      4,714,305       1,567,443         296,789
                                                                   ============    ============    ============



                       See notes to financial statements

                                 MONTERY FUNDS
         STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED NOVEMBER 30, 1999


                                                               PIA              PIA
                                                            SHORT TERM         TOTAL
                                                            GOVERNMENT         RETURN         PIA
                                                            SECURITIES          BOND      GLOBAL BOND
                                                            -----------------------------------------


Investment Income
        Interest ........................................   $ 2,930,852    $ 1,801,642    $   322,210
        Dividends .......................................             0         23,719              0
                                                            -----------    -----------    -----------
                Total investment income .................     2,930,852      1,825,361        322,210
                                                            -----------    -----------    -----------

Expenses
        Adviser fees (Note 3) ...........................       102,873         84,763         24,615
        Distribution fees (Note 4) ......................        25,718              0              0
        Transfer agent fees .............................         8,044          8,284         15,686
        Administrative fees (Note 3) ....................        45,730         37,708         16,904
        Custodian fees ..................................        25,428         20,352          8,303
        Audit fees ......................................         7,155          7,405          7,155
        Legal fees ......................................         5,240          5,426          4,516
        Registration fees ...............................         9,557          8,765          3,363
        Trustees' fees ..................................         1,263          1,585          1,263
        Printing expense ................................         2,826            783            915
        Amortization of deferred organization expenses ..             0              0            239
        Postage expense .................................           621            351             50
        Other expenses ..................................         7,563          3,574          1,772
                                                            -----------    -----------    -----------
                Total expenses ..........................       242,018        178,996         84,781
        Less: Expense reimbursement from adviser (Note 3)       (87,808)       (65,679)       (53,126)
                                                            -----------    -----------    -----------
                Net expenses ............................       154,210        113,317         31,655
                                                            -----------    -----------    -----------
                Net investment income (loss) ............     2,776,642      1,712,044        290,555
                                                            -----------    -----------    -----------

Realized and Unrealized Gain
        (Loss) on Investments
        Net realized loss on investments
                and foreign currencies ..................      (157,319)      (526,006)       (58,284)
        Net unrealized appreciation (depreciation) on
                investments and foreign currencies ......    (1,118,845)    (1,341,005)      (538,923)
                                                            -----------    -----------    -----------
        Net (loss) on investments .......................    (1,276,164)    (1,867,061)      (597,207)
                                                            -----------    -----------    -----------
        Net increase (decrease) in net assets
                resulting from operations ...............   $ 1,500,478    $  (155,017)   $  (306,652)
                                                            ===========    ===========    ===========

                       See notes to financial statements

                                 MONTERY FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS



                                                                   PIA
                                                                SHORT TERM                         PIA
                                                                GOVERNMENT                        TOTAL
                                                                SECURITIES                      RETURN BOND
                                                     -------------------------------------------------------------------

                                                       Year ended      Year ended      Year ended      For the Period
                                                        Nov. 30,        Nov. 30,        Nov. 30,       Sept. 1, 1998*
                                                         1999            1998             1999        to Nov. 30, 1998
                                                     -------------------------------------------------------------------

OPERATIONS
        Net investment income (loss) .............   $  2,776,642    $  3,102,418    $  1,712,044    $    316,553
        Net realized gain (loss) on
                investments and foreign currencies       (157,319)        284,717        (526,006)         39,937
        Net unrealized appreciation
        (depreciation) on investments and
        foreign currencies .......................     (1,118,845)        501,366      (1,341,055)        219,337
                                                     ------------    ------------    ------------    ------------
        Net increase (decrease) in net assets
                resulting from operations ........      1,500,478       3,888,501        (155,017)        575,827
                                                     ------------    ------------    ------------    ------------

DIVIDENDS PAID TO SHAREHOLDERS
        Dividends from net investment income .....     (2,770,061)     (3,102,418)     (1,705,557)       (306,509)
        Distributions from net realized gains ....       (305,161)        (50,168)        (49,227)              0
                                                     ------------    ------------    ------------    ------------
                                                       (3,075,222)     (3,152,586)     (1,754,784)       (306,509)
                                                     ------------    ------------    ------------    ------------
FUND SHARE TRANSACTIONS
        Net proceeds from shares sold ............     10,442,572      13,650,663       9,966,142      24,563,866
        Dividends reinvested .....................      2,739,662       3,115,877       1,193,499         225,825
        Payment for shares redeemed ..............    (21,141,334)    (13,425,643)     (4,541,644)       (115,174)
                                                     ------------    ------------    ------------    ------------
        Net increase (decrease) in net assets
                from fund share transactions .....     (7,959,100)      3,340,897       6,617,997      24,674,517
                                                     ------------    ------------    ------------    ------------
        Net increase (decrease) in net assets ....     (9,533,844)      4,076,812       4,708,196      24,943,835
        NET ASSETS, Beginning of Year ............     56,989,098      52,912,286      24,943,835               0
                                                     ------------    ------------    ------------    ------------
        NET ASSETS, End of Year ..................   $ 47,455,254    $ 56,989,098    $ 29,652,031    $ 24,943,835
                                                     ============    ============    ============    ============

CHANGES IN SHARES OUTSTANDING
        Shares sold ..............................      1,024,239       1,325,769         509,738       1,225,259
        Shares issued on reinvestment
                of dividends .....................        269,057         301,984          61,491          11,048
        Shares redeemed ..........................     (2,069,018)     (1,296,941)       (234,458)         (5,635)
                                                     ------------    ------------    ------------    ------------
        Net increase (decrease) in
                shares outstanding ...............       (775,722)        330,812         336,771       1,230,672
                                                     ============    ============    ============    ============




                                                                  PIA
                                                               GLOBAL BOND
                                                     -----------------------------

                                                       Year ended      Year ended
                                                        Nov. 30,        Nov. 30,
                                                          1999            1998
                                                     -----------------------------

OPERATIONS
        Net investment income (loss) .............   $    290,555    $    302,375
        Net realized gain (loss) on
                investments and foreign currencies        (58,284)         62,461
        Net unrealized appreciation
        (depreciation) on investments and
        foreign currencies .......................       (538,923)        226,129
                                                     ------------    ------------
        Net increase (decrease) in net assets
                resulting from operations ........       (306,652)        590,665
                                                     ------------    ------------

DIVIDENDS PAID TO SHAREHOLDERS
        Dividends from net investment income .....       (296,220)       (313,779)
        Distributions from net realized gains ....        (33,883)              0
                                                     ------------    ------------
                                                         (330,103)       (313,779)
                                                     ------------    ------------
FUND SHARE TRANSACTIONS
        Net proceeds from shares sold ............        714,990       1,572,860
        Dividends reinvested .....................        317,390         303,567
        Payment for shares redeemed ..............       (742,405)     (1,680,979)
                                                     ------------    ------------
        Net increase (decrease) in net assets
                from fund share transactions .....        289,975         195,448
                                                     ------------    ------------
        Net increase (decrease) in net assets ....       (346,780)        472,834
        NET ASSETS, Beginning of Year ............      6,057,721       5,584,887
                                                     ------------    ------------
        NET ASSETS, End of Year ..................   $  5,710,941    $  6,057,721
                                                     ============    ============

CHANGES IN SHARES OUTSTANDING
        Shares sold ..............................         34,047          77,100
        Shares issued on reinvestment
                of dividends .....................         15,668          14,734
        Shares redeemed ..........................        (37,144)        (82,376)
                                                     ------------    ------------
        Net increase (decrease) in
                shares outstanding ...............         12,571           9,458
                                                     ============    ============


*Commencement of operations


                       See notes to financial statements

                                  MONTERY FUNDS
                NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 1999


NOTE 1.  ORGANIZATION
         Monterey Mutual Fund (the "Trust"), formerly Monitrend Mutual Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of nine series of shares: the PIA Short Term Government Securities Fund, the Camborne Government Income Fund, the OCM Gold Fund, the PIA Equity Fund, the Murphy New World Biotechnology Fund, the Murphy New World Technology Fund, the Murphy New World Technology Convertibles Fund, the PIA Global Bond Fund and the PIA Total Return Bond Fund (collectively the "Funds"), each of which has separate assets and liabilities and differing investment objectives. The investment objective for each of the Funds presented herein are: the PIA Short Term Government Securities Fund, (the "Short-Term Government Fund"), to provide investors a high level of current income, consistent with low volatility of principal through investing in short term, adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; the PIA Global Bond Fund, (the "Global Bond Fund"), to provide a high level of current income through investing in bonds denominated in U.S. dollars and other currencies; and the PIA Total Return Bond Fund, (the "Total Return Bond Fund"), to maximize total return through investing in bonds while minimizing risk as compared to the market.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
         The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements.

         SECURITY VALUATION - Portfolio securities that are listed on the national securities exchanges are valued at the last sale price as of the close of such securities exchanges, Eastern time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair market value). Short-term investments which mature after 60 days are valued at market. Stock Index Futures, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges.

         OPTIONS - When a call is written, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which was written either expires on its stipulated expiration date, or a closing purchase transaction is entered into, a gain is realized (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a capital gain or loss is realized from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid for the purchase of a call or a put option is included in the asset section of the Statement of Assets and Liabilities as an investment and is subsequently adjusted to the current market value of the option. If a purchased option expires on its stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction is entered into, a gain or loss will be realized depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

         FUTURES CONTRACTS - The Global Bond Fund and the Total Return Bond Fund may from time to time enter into futures contracts as a hedge to provide protection against adverse movements in the prices of securities in the portfolio. When a Fund enters a futures contract, it is required to pledge to the clearing broker an amount of cash and/or securities equal to approximately 5% of the contract amount. This amount is known as the "initial margin". Pursuant to the futures contract, the Fund agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value at the close of the day and the price at which the futures contract was originally struck. Such payments, known as the "variation margin", are recorded by the Fund as unrealized gains or losses. When the futures contract expires or is closed by the Fund it realizes a gain or loss.

         FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISK - Futures contracts involve elements of market risk and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of exposure to off balance sheet risk.

         The predominant market risk is that movements in the prices of the Trust's portfolio securities being hedged may not correlate perfectly with the movement in the prices of the future contracts. The lack of correlation could render the Trust's hedging strategy unsuccessful and could result in a loss to the Trust.

                                  MONTERY FUNDS
                NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 1999


         Futures contracts are purchased only on exchanges. The exchange acts as the counterparty to the Trust's futures transactions; therefore the Trust's credit risk is limited to failure of the exchange.

         FEDERAL INCOME TAXES - It is each Trust's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore the Fund paid no Federal Income taxes and no Federal income tax provision was required. At November 30, 1999, the Short-Term Government Securities Fund and the Total Return Bond Fund have capital loss carryovers of approximately $157,000 and $498,000, respectively.

         ORGANIZATIONAL COSTS - These costs have been capitalized and are being amortized using the straight-line method over a period of sixty months beginning on commencement of operations.

         OTHER - Securities transactions are recorded no later than the first business day after the trade date. Discounts and premiums on securities purchased are amortized over the life of the respective security. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS
         The Short-Term Government Fund, Global Bond Fund and the Total Return Bond Fund each has an investment advisory agreement with PIA. Each Fund pays PIA a fee, computed daily and payable monthly, at the annual rate of 0.20%, 0.40% and 0.30%, respectively, of their net assets.

         For the year ended November 30, 1999 the advisers agreed to reimburse the Funds for expenses (except distribution fees) in excess of 0.30% of average net assets of the Short-Term Government Fund, 0.51% of average net assets for the Global Bond Fund, and 0.40% of average net assets of Total Return Bond Fund.

         The Fund has a fund accounting and administrative agreement with American Data Services, Inc. ("ADS"). ADS receives a fee, computed daily and payable monthly, at an annual rate of 0.1% of average daily net assets, subject to a monthly minimum.

NOTE 4. DISTRIBUTION AGREEMENT AND PLAN
         Syndicated Capital, Inc. serves as the Distributor of each Funds shares. The President and sole shareholder of the Distributor is also the Chairman and majority shareholder of PIA, as well as a trustee of the Trust.

         The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the PIA Short-Term Government Securities Fund to reimburse the Distributor for marketing expenses incurred in distributing shares of each Fund, including the cost of printing sales material and making payments to dealers in each Fund's shares, in any fiscal year, subject to a limit of 0.05% for the Short-Term Government Fund.

NOTE 5. PURCHASES AND SALES OF SECURITIES
         The cost of purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 1999, were as follows:

                                                     PURCHASES         SALES
                                                     ---------         -----
          Short-Term Government Fund              $ 55,102,510    $  63,632,592
          Total Return Fund                         31,105,306       28,672,103
          Global Bond Fund                           5,522,168        5,193,643

         The cost of securities for income tax purposes is the same as that shown in the Schedules of Investments. Unrealized appreciation and depreciation on investments at November 30, 1999 based on cost for Federal income taxes, are as follows:

                                        UNREALIZED    UNREALIZED
                                       APPRECIATION  DEPRECIATION       NET
                                       ------------  ------------       ---
          Short-Term Government Fund   $  36,055    ($ 393,927)    ($ 357,872)
          Total Return Fund               13,897    (1,135,615)    (1,121,718)
          Global Bond Fund                27,004      (349,679)      (322,675)

                                  MONTERY FUNDS
                      PIA SHORT-TERM GOVERNMENT SECURITIES
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                           Year ended   Year ended    Year ended    Year ended    Year ended
                                             Nov. 30,    Nov. 30,      Nov. 30,      Nov. 30,      Nov. 30,
                                               1999        1998          1997         1996*          1995*
                                           ------------------------------------------------------------------

Net asset value, beginning of period ...   $   10.38     $ 10.26     $   10.21     $   10.12     $    9.98
                                           ---------     -------     ---------     ---------     ---------

Income From Investment Operations
Net investment income ..................        0.55        0.57          0.61          0.56          0.57
Net realized and unrealized gain (loss)
        on investments .................       (0.25)       0.13          0.06          0.19          0.14
                                           ---------     -------     ---------     ---------     ---------
Total from investment operations .......        0.30        0.70          0.67          0.75          0.71

Less Distributions
Dividends from net investment income ...       (0.55)      (0.57)        (0.61)        (0.56)        (0.57)
Distributions from net realized gains ..       (0.06)      (0.01)        (0.01)        (0.10)         0.00
                                           ---------     -------     ---------     ---------     ---------
Total distributions ....................       (0.61)      (0.58)        (0.62)        (0.66)        (0.57)
                                           ---------     -------     ---------     ---------     ---------
Net asset value, end of period .........   $   10.07     $ 10.38     $   10.26     $   10.21     $   10.12
                                           =========     =======     =========     =========     =========
Total return ...........................        3.00%       6.99%         6.56%         7.68%         7.50%

Ratios/Supplemental Data
Net assets, end of period (in 000's) ...      47,455      56,989        52,912        20,464         3,405
Ratio of expenses to average net assets         0.30%       0.30%         0.30%         0.44%         0.46%
Ratio of expenses to average net assets,
        before reimbursement ...........        0.47%       0.46%         0.55%         1.19%         2.01%
Ratio of net investment income to
        average net assets .............        5.40%       5.51%         5.77%         5.51%         5.71%
Portfolio turnover rate ................      110.15%     138.44%        63.08%        21.54%       163.55%


* Based on average shares outstanding


                       See notes to financial statements

                                  MONTERY FUNDS
                              PIA TOTAL RETURN BOND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                                                     Year Ended  Sept. 1, 1998
                                                       Nov. 30,  (Commencement
                                                         1999    of Operations)
                                                                     through
                                                                  Nov. 30, 1998
                                                    ----------------------------

Net asset value, beginning of period ............   $   20.27     $   20.00
                                                    ---------     ---------

Income From Investment Operations
Net investment income ...........................        1.16          0.27
Net realized and in unrealized gain (loss) on
  investments and foreign currencies ............       (1.31)         0.26
                                                    ---------     ---------
Total from investment operations ................       (0.15)         0.53
                                                    ---------     ---------

Less Distributions
Dividends from net investment income ............       (1.16)        (0.26)
Distributions from net realized gains ...........       (0.04)         0.00
                                                    ---------     ---------
Total distributions .............................       (1.20)        (0.26)
                                                    ---------     ---------
Net asset value, end of period ..................   $   18.92     $   20.27
                                                    =========     =========
Total return** ..................................       (0.74%)        2.65%

Ratios/Supplemental Data
Net assets, end of period (in 000's) ............      29,652        24,944
Ratio of expenses to average net assets .........        0.40%          .40%+
Ratio of expenses to average net assets,
        before reimbursement ....................        0.63%         0.63%+
Ratio of net investment income to
        average net assets ......................        6.06%         5.49%+
Portfolio turnover rate .........................      104.13%        13.22%


+  Annualized
** Not annualized for periods less than a year.


                       See notes to financial statements

                                 MONTERY FUNDS
                                 PIA GLOBAL BOND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                  Year ended   Year ended   April 1, 1997
                                                   Nov. 30,     Nov. 30,   (Commencement
                                                    1999          1998    of Operations)
                                                                              through
                                                                           Nov. 30, 1997
                                                  ----------------------------------------

Net asset value, beginning of period ...........   $  21.31     $  20.33     $  20.00
                                                   --------     --------     --------

Income From Investment Operations
Net investment income ..........................       0.90         0.99         0.50
Net realized and unrealized gain (loss) on
   investments and foreign currencies ..........      (1.89)        1.03         0.32
                                                   --------     --------     --------
Total from investment operations ...............      (0.99)        2.02         0.82
                                                   --------     --------     --------

Less Distributions
Dividends from net investment income ...........      (0.96)       (1.04)       (0.49)
Distributions from net realized gains ..........      (0.12)        0.00         0.00
                                                   --------     --------     --------
Total distributions ............................      (1.08)       (1.04)       (0.49)
                                                   --------     --------     --------
Net asset value, end of period .................   $  19.24     $  21.31     $  20.33
                                                   ========     ========     ========
Total return** .................................      (4.78%)      10.23         4.15%

Ratios/Supplemental Data
Net assets, end of period (in 000's) ...........      5,711        6,058        5,585
Ratio of expenses to average net assets ........       0.51%        0.52%         .51%+
Ratio of expenses to average net assets ,
        before reimbursement ...................       1.37%        1.38%        2.05%+
Ratio of net investment income (loss) to average
        net assets .............................       4.68%        4.80%        4.71%+
Portfolio turnover rate ........................      86.40%      176.66%       82.47%


+   Annualized
**  Not annualized for periods less than a year


                       See notes to financial statements

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Monterey Mutual Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The PIA Short-Term Government Securities Fund, the PIA Total Return Bond Fund and the PIA Global Bond Fund series of Monterey Mutual Fund, (hereafter referred to as the "Trust") at November 30, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended November 30, 1998 including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated January 8, 1999 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP
New York, New York
December 17, 1999

CHANGE IN INDEPENDENT ACCOUNTANT

On August 13, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Trust pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Trust at the time of the acquisition joined PwC.

        The reports of McGladrey on the financial statements of the Trust during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        In connection with its audits for the two most recent fiscal years and through August 13, 1999 there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

        On September 9, 1999, the Trust, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

                                 MONTEREY FUNDS
               PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 1999

PIA SHORT-TERM
GOVERNMENT FUND

AVERAGE ANNUAL TOTAL RETURNS          VALUE ON 11/30/99
----------------------------          -----------------
1 year         3.00%               PIA ST Gov't.   $13,916
5 year         6.33%               Lehman Index    $12,959
Inception      6.07%

                $10,000 Investment made 4/22/94 (Inception Date)

Past performance is not               The Lehman Government 1-3 Year Index
predictive of future performance      is an unmanaged index consisting of all US
                                      Treasury & Agency bonds weighted according to market capitalization with maturities between one and three years.






The PIA SHORT-TERM GOVERNMENT FUND again this year achieved its goal of providing a high level of current income consistent with low volatility of principal. The Fund returned 3.00% as compared to the unmanaged Lehman Government 1-3 Year index return of 3.28%. As bond yields rose in 1999, the manager's strategy of investing in short-term adjustable rate and floating rate US government securities allowed the portfolio yield to increase, but these same yield increases caused bond prices to decline. As a result the Fund's NAV declined in 1999.




PIA TOTAL RETURN
BOND FUND

AVERAGE ANNUAL TOTAL RETURNS                      VALUE ON 11/30/99
----------------------------                      -----------------
1 year         (0.74%)                            PIA             $10,189
Inception       1.51%                             Lehman Index    $10,139

                $10,000 Investment made 9/01/98 (Inception Date)

Past performance is not                 The Lehman Government 1-3 Year
predictive of future performance        Index is an unmanaged index consisting
                                        of all US Treasury & Agency bonds
                                        weighted according to market
                                        capitalization with maturities between
                                        one and three years.



The PIA TOTAL RETURN BOND FUND lost 0.74% for this year versus the unmanaged Lehman Gov/Corp index loss of 1.31%. The Fund benefitted from its holdings in selected corporate, agency and mortgage-backed bonds as these securities out performed US Treasury bonds for the year. However, bond yields rose over the course of the year, which generated negative returns due to price declines but also provided a greater portfolio yield for the Fund going forward.

                                 MONTEREY FUNDS
               PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 1999


PIA GLOBAL BOND FUND

AVERAGE ANNUAL TOTAL RETURNS               VALUE ON 11/30/99
----------------------------               -----------------
1 year         (4.78%)                  PIA Global      $10,932
Inception       3.40%                   Lehman Index    $11,462

                $10,000 Investment made 4/1/97 (Inception Date)

Past performance is not                 The Lehman Government Index is
predictive of future performance        an unmanaged index consisting of all US
                                        Treasury & Agency bonds weighted
                                        according to market capitalization.


The PIA GLOBAL BOND FUND lost 4.78% this year versus the Lehman Government Index loss of 1.38%. The Fund currently holds bonds denominated in the Euro, Canadian and US dollar currencies. The Fund's allocation to Euro as well as the underweight in the Japanese Yen detracted from returns as the Yen appreciated versus the US dollar. At current Yen levels the Fund will maintain its current underweighting which should benefit the Fund as we expect the currency to depreciate to the 110 level which we intend to use as an entry point. We will utilize any further weakness of the Euro to add to our allocation as the economic expansion in Europe should drive the Euro to higher levels in the long run.



                       See notes to financial statements.

                             Monterey Mutual Funds
                                 Distributed by:

                            Syndicated Capital, Inc.
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401

                                     MURPHY
                                   NEW WORLD
                                     FUNDS

                    -- Murphy New World Technology

                    -- Murphy New World Biotechnology

                    -- Murphy New World Technology
                       Convertibles



                                                  MONTEREY
                                                  MUTUAL
                                                  FUND


                                 ANNUAL REPORT
                               NOVEMBER 30, 1999

Dear Shareholder:


We had an outstanding year in fiscal 1999. The Technology Fund participated fully in the sharp increase in prices of computer and electronics stocks. The Biotechnology Fund outperformed most healthcare funds. The Convertibles Fund was one of the best-performing convertible bond funds.

Looking forward, results in 2000 will be significantly affected by politics. During an election year, the party in power tends to spend money and have a cooperative Fed in their attempt to win re-election. A recession just isn(1)t in the cards.

However, the economy probably will grow more slowly than last year. The Fed grew the adjusted monetary base rapidly in the second half of 1999 in anticipation of Y2K. They talked an anti-inflation line but their actions betrayed them. Now they have to cut back, making monetary growth zero or negative.
In addition, the Fed seems determined to bring the stock market down, in part to stop the wealth effect from pumping up consumer spending. The more investors drive the market up, the harder the Fed will step on the brakes. However, they don(1)t want a stock market crash in a Presidential election year, so we think they will continue their gradualist policy, creating an economic headwind by raising the Fed funds rate 1/4 point at a time until they see the market stall. In this slowing environment, we expect GDP growth of about 3% for the year, noticeably slower than in 1999. As the Fed raises short term interest rates, Treasury bond rates probably won(1)t go much above 7%. Increasing short rates means less risk of inflation, so the inflation premium can fall almost as fast as the underlying real rate is rising. Ultimately that leads to a flattening yield curve, where long rates are not much higher or even lower than short rates. Historically, a flat yield curve is bad for stocks because it leads to an economic slowdown - but that(1)s a worry for 2001, not 2000.

Interestingly, Europe should continue its gradual recovery even if the U.S. slows. The new economy is hitting the Continent with a bang, which is struggling free of heavy-handed Socialist policies that are completely impractical in a wired world. Asia will grow even faster than Europe, completing its recovery from the 1997 disaster. Japan will post its first decent growth year since 1989, beginning a multiyear upswing. Latin America will grow, but not as much as Asia due to their still-heavy reliance on old economy industries like mining.
All in all, it should be a solid growth year for technology companies, which tend to export 20% to 80% of their products. There won(1)t be significant economic weakness before 2001, if then. Technology earnings will do well because personal computer sales are headed for another strong year due to rapid growth in Europe and Asia, especially in the sub-$1,000 market. Most of them will be connected to the Internet, which will be a big driver of the demand for computer servers. In addition, Microsoft will introduce Windows 2000, the newest version of the NT server operating system, on February 17th. This will drive server sales throughout 2000.

By midyear, Intel will introduce the 64-bit Itanium microprocessor, also destined for servers (at first). We think Windows 2000 on the Itanium processor will be a very hot seller in the second half of 2000. The Windows/Itanium combo will move onto the desktop PC in 2001 and be in cheap PCs in 2002.
In communications, there is no sign yet of a major slowdown in the growth of the Internet. With traffic (3)bits and bytes(2) growing 1000% a year, the demand for communications equipment and the component chips and parts will remain robust. Voice and data have converged to the point that we don(1)t talk about telecom and datacom anymore - it(1)s all just (3)coms(2). Any telephone company upgrading its systems is as likely to buy from Cisco as from Tellabs.
With both computing and communications doing well, it is not surprising that the semiconductor stocks also should have a good year. Their suppliers, the semiconductor equipment companies, are facing the longest upturn we have ever seen.

With dozens of new drugs completing the FDA clinical trial process, we expect an explosion in drug approvals. Many more biotech companies will turn profitable by the end of the year. We also see opportunities in medical devices and Internet-related medical services and web sites. We look forward to managing your mutual fund during fiscal 2000.



Very truly yours,



/s/MICHAEL MURPHY
-----------------
Michael Murphy

                                 MONTEREY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1999



MURPHY NEW WORLD
TECHNOLOGY FUND
--------------------------------------------------------------------------------
SHARES                                                              VALUE
--------------------------------------------------------------------------------

COMMON STOCKS 93.59%
          COMPUTERS 1.10%
     500  Quintus Corp.* .....................................    $     27,719
                                                                  ------------

          ELECTRONIC COMPONENTS 3.72%
   5,000  Genesis Microchip Inc.* ............................          93,437
                                                                  ------------

          FINANCIAL 26.32%
   8,500  Knight/Trimark Group Inc., Class A* ................         349,828
  12,000  Telebanc Financial Corp.* ..........................         309,375
                                                                  ------------
                                                                       659,203
                                                                  ------------

          INTERNET SOFTWARE 24.98%
   1,900  Critical Path, Inc.* ...............................         105,747
   1,000  Digital Insight Corp.* .............................          38,375
   1,200  Interwoven, Inc.* ..................................         150,638
   5,000  NetCreations Inc.* .................................         142,813
   3,000  Starmedia Network , Inc.* ..........................          88,969
     600  eBay Inc.* .........................................          99,019
                                                                  ------------
                                                                       625,561
                                                                  ------------

          NETWORKING PRODUCTS 14.28%
   2,800  3Com Corp.* ........................................         111,475
  25,000  FVC.COM Inc.* ......................................         246,094
                                                                  ------------
                                                                       357,569
                                                                  ------------

          SOFTWARE 13.86%
   3,000  Pinnacle Systems Inc.* .............................          98,812
 100,000  Ross Systems Inc.* .................................         248,437
                                                                  ------------
                                                                       347,249
                                                                  ------------

          TELECOMMUNICATIONS 9.33%
   2,500  Global Crossing Ltd* ...............................         109,062
   6,300  Osicom Technologies, Inc.* .........................         124,622
                                                                  ------------
                                                                       233,684
                                                                  ------------

TOTAL COMMON STOCKS
          (cost $1,944,192) ..................................    $  2,344,422
                                                                  ------------

LONG OPTIONS .70%
      10  S&P 100 Index Opt Put Dec\750.00
               (cost $11,935) ................................          17,625
                                                                  ------------

SHORT TERM INVESTMENTS 6.59%
          MUTUAL FUNDS 4.99%
 124,993  Firstar Treasury Fund
               (cost $124,994) ...............................         124,994
                                                                  ------------

          REPURCHASE AGREEMENTS 1.60%
$ 40,000  Firstar Bank Repurchase Agreement 3.35%,
               due December 1, 1999,
               collateralized by the following:
          Conventional Loan Pool, 7.831%
               due 03/01/25 ($251)
          FHA/VA Pool, 7.00% due 11/15/07 ($4,624)
          FHA/VA Pool, 7.00% due 07/15/08 ($7,520)
          FHA/VA Pool, 7.50% due 09/15/08 ($4,413)
          FHA/VA Pool, 7.00% due 09/15/08 ($7,674)
          FHA/VA Pool, 7.00% due 11/15/10 ($8,947)
          FHA/VA Pool, 7.00% due 10/15/11 ($7,365)
               (cost $40,000) ................................          40,000
                                                                  ------------

TOTAL SHORT TERM INVESTMENTS .................................         164,994
                                                                  ------------

TOTAL INVESTMENTS
               (cost $2,121,121) ............  100.88%               2,527,041
LIABILITIES LESS OTHER ASSETS ...............   (0.88%)                (22,041)
                                               -------            ------------
TOTAL NET ASSETS ............................  100.00%            $  2,505,000
                                               =======            ============


* Non income producing security


                       See notes to financial statements

                                 MONTEREY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1999

MURPHY NEW WORLD
BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------
SHARES                                                              VALUE
--------------------------------------------------------------------------------

COMMON STOCKS 15.20%
          BIOCHEMISTRY 0.14%
   5,000  Trega Biosciences Inc.* ............................    $      6,642
                                                                  ------------
          BIOTECHNOLOGY 9.31%
   5,000  Aastrom Biosciences Inc.* ..........................           5,234
   8,000  Alteon Inc.* .......................................           8,250
   2,000  Aviron* ............................................          32,063
   5,000  Cell Genesys Inc.* .................................          45,781
   1,800  Corvas International Inc.* .........................           4,838
   5,000  Geron Corp.* .......................................          53,594
   1,000  Isis Pharmaceuticals Inc.* .........................          15,656
   2,000  Ligand Pharmaceuticals Inc. Class B*. ..............          22,938
  50,000  Neurobiological Technology Inc.* ...................         167,187
   1,000  Neurocrine Biosciences Inc.*. ......................          13,094
   3,000  Vical Inc.* ........................................          65,062
                                                                  ------------
                                                                       433,697
                                                                  ------------

          PHARMACEUTICALS 5.29%
   5,000  Angiotech Pharmaceuticals Inc.* ....................          39,882
  10,000  Cortex Pharmaceuticals Inc.* .......................           7,900
   1,000  Eli Lilly & Co. ....................................          71,750
   1,000  Gilead Sciences Inc.* ..............................          47,969
   5,000  Geltex Pharmaceuticals Inc.* .......................          52,969
   3,000  NPS Pharmaceuticals Inc.* ..........................          17,906
  10,000  Procyte Corp.* .....................................           8,125
                                                                  ------------
                                                                       246,501
                                                                  ------------

          THERAPEUTICS 0.46%
   1,000  Trimeris Inc.* .....................................          21,280
                                                                  ------------

TOTAL COMMON STOCKS
          (cost $721,588) ....................................         708,120
                                                                  ------------

LONG OPTIONS 0.43%
      10  S&P 100 Index Opt Put Dec\750.00 ...................          17,625
       5  S&P 100 Index Opt Put Dec\710.00 ...................           2,437
                                                                  ------------
                                                                        20,062
                                                                  ------------

TOTAL LONG OPTIONS
          (cost $13,870) .....................................          20,062
                                                                  ------------

SHORT TERM INVESTMENTS 88.01%
          U.S. GOVERNMENT SECURITIES 17.17%
$665,000  U.S. Treasury Bill 3.50%, 12/02/99+ ................    $    664,935
 135,000  U.S. Treasury Bill 3.50%, 12/02/99+ ................         134,987
                                                                  ------------
               (cost $799,922)                                         799,922
                                                                  ------------

          MUTUAL FUNDS 4.97%
 231,344  Firstar Treasury Fund
               (cost $231,345) ...............................         231,345
                                                                  ------------

             REPURCHASE AGREEMENTS 65.87%
$3,068,000   Firstar Bank Repurchase Agreement
               3.35%, due December 1, 1999
               collateralized by the following:
             Conventional Loan Pool, 7.831%
               due 03/01/25 ($19,276)
             FHA/VA Pool, 7.00% due 11/15/07 ($354,631)
             FHA/VA Pool, 7.00% due 07/15/08 ($576,814)
             FHA/VA Pool, 7.50% due 09/15/08 ($338,501)
             FHA/VA Pool, 7.00% due 09/15/08 ($588,628)
             FHA/VA Pool, 7.00% due 11/15/10 ($686,250)
             FHA/VA Pool, 7.00% due 10/15/11 ($564,919)
               (cost $3,068,000) .............................       3,068,000
                                                                  ------------

TOTAL SHORT TERM INVESTMENTS                                         4,099,267
                                                                  ------------
TOTAL INVESTMENTS
        (cost $4,834,725)                     103.64%                4,827,449
LIABILITIES LESS OTHER ASSETS                  (3.64%)                (169,544)
                                              -------             ------------
TOTAL NET ASSETS                              100.00%             $  4,657,905
                                              =======             ============


* Non income producing security
+ Securities held by broker as collateral on the common stock short sale


                       See notes to financial statements

                                 MONTEREY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1999

MURPHY NEW WORLD
BIOTECHNOLOGY FUND (CONTINUED)
--------------------------------------------------------------------------------
SHARES                                                              VALUE
--------------------------------------------------------------------------------

COMMON STOCKS SHORT SALES (14.53%)
          BIOTECHNOLOGY (9.20%)
 (1,000)  Affymetrix Inc.* ...................................    $     97,562)
 (2,000)  Amgen Inc.* ........................................         (91,062)
 (1,000)  Human Genome Sciences Inc.* ........................        (111,969)
 (1,000)  Idec Pharmaceuticals Corp.* ........................        (126,625)
                                                                  ------------
                                                                      (427,218)
                                                                  ------------
          MEDICAL DEVICES (0.64%)
 (1,000)  Avigen Inc.* .......................................         (29,812)
                                                                  ------------

          PHARMACEUTICALS (4.69%)
 (1,000)  Medimmune Inc.* ....................................        (120,156)
 (1,000)  Millennium Pharaceuticals Inc.* ....................         (97,344)
                                                                  ------------
                                                                      (217,500)
                                                                  ------------
TOTAL COMMON STOCK SHORT SALES
          (Proceeds $547,979) ................................      $ (674,530)
                                                                  ============

MURPHY NEW WORLD
CONVERTIBLES FUND
--------------------------------------------------------------------------------
SHARES/PRINCIPAL VALUE                                                VALUE
--------------------------------------------------------------------------------

COMMON STOCKS 4.71%
          Internet
   7,000  FVC.COM Inc.* ......................................    $     68,906
                                                                  ------------

TOTAL COMMON STOCKS
          (cost $69,125) .....................................          68,906
                                                                  ------------



CONVERTIBLE BONDS 30.28%
          BIOTECHNOLOGY 24.34%
$426,000  Glycomed Inc.,7.50%, due 01/01/03 ..................         356,243
                                                                  ------------

          COMPUTER PERIPHERALS 1.54%
  55,000  Read Rite Corp., 6.50%, due 09/01/04 ...............          22,550
                                                                  ------------

          SOFTWARE 1.27%
  60,000  System Software Associates, 7.00%, due 09/15/02 ....          18,525
                                                                  ------------

          SPECIALTY MATERIALS 3.13%
  60,000  Hexcel Corp., 7.00%, due 08/01/11 ..................          45,900
                                                                  ------------

TOTAL CONVERTIBLE BONDS
          (cost $566,006) ....................................         443,218
                                                                  ------------

LONG OPTIONS 1.20%
      10  S&P 100 Index Opt Put Dec\750.00
               (cost $11,935) ................................          17,625
                                                                  ------------


* Non income producing security


                       See notes to financial statements

                                 MONTEREY FUNDS
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 1999

MURPHY NEW WORLD
CONVERTIBLES FUND
--------------------------------------------------------------------------------
SHARES/PRINCIPAL VALUE                                                VALUE
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS 8.84%
          MUTUAL FUNDS 4.68%
  68,456  Firstar Treasury Fund
               (cost $68,457) ................................    $     68,457
                                                                  ------------

          REPURCHASE AGREEMENTS 4.16%
$ 61,000  Firstar Bank Repurchase Agreement 3.35%,
               due December 1, 1999
               collateralized by the following:
          Conventional Loan Pool, 7.831% due 03/01/25 ($383)
          FHA/VA Pool, 7.00% due 11/15/07 ($7,051)
          FHA/VA Pool, 7.00% due 07/15/08 ($11,469)
          FHA/VA Pool, 7.50% due 09/15/08 ($6,730)
          FHA/VA Pool, 7.00% due 09/15/08 ($11,703)
          FHA/VA Pool, 7.00% due 11/15/10 ($13,644)
          FHA/VA Pool, 7.00% due 10/15/11 ($11,232)
               (cost $61,000) ................................          61,000
                                                                  ------------

TOTAL SHORT TERM INVESTMENTS
               (cost $129,457) ...............................         129,457
                                                                  ------------

TOTAL INVESTMENTS
          (cost $776,523) .................   45.03%                   659,206
Other assets less liabilities .............   54.97%                   804,650
                                             -------              ------------
TOTAL NET ASSETS ..........................  100.00%              $  1,463,856
                                             =======              ============
 * Non income producing security


                       See notes to financial statements

                                 MONTEREY FUNDS
            STATEMENTS OF ASSETS AND LIABILITIES - NOVEMBER 30, 1999



                                                                                                      Murphy
                                                                       Murphy        Murphy         New World
                                                                      New World    New World       Technology
                                                                     Technology  Biotechnology    Convertibles
                                                                   --------------------------------------------
Assets
        Investments in securities, at value
        (Cost $2,121,121, $1,766,725, and $776,523, respectively)   $ 2,527,041   $ 1,759,449      $   659,206
        Repurchase agreements, at value (cost 3,068,000) ........             0     3,068,000                0
        Receivable for securities sold ..........................             0       158,217          797,544
        Receivable for fund shares sold .........................         2,750        12,216           10,000
        Income receivable .......................................           489         1,359           17,135
        Due from investment adviser (Note 3)  ...................         5,835             0            5,238
        Due from broker .........................................           385       373,040            2,101
        Prepaid expenses and other ..............................         7,972         2,759            2,982
                                                                    -----------   -----------      -----------
                Total assets ....................................     2,544,472     5,375,040        1,494,206
                                                                    -----------   -----------      -----------

Liabilities
        Securities sold short, at value (proceeds $547,979) .....             0                      674,530 0
        Payable for securities purchased ........................        11,935        13,870           11,935
        Payable for securities redeemed .........................        15,825        14,714                0
        Due to investment adviser (Note 3)  .....................             0            63                0
        Accrued expenses and other ..............................        11,712        13,958           18,416
                                                                    -----------   -----------      -----------
                Total liabilities ...............................        39,472       717,135           30,351
                                                                    -----------   -----------      -----------

Net Assets
        Shares of beneficial interest, no par value;
                unlimited shares authorized .....................     2,060,816     4,670,501        1,650,675
        Undistributed net investment income (loss) ..............             0           999           52,659
        Accumulated net realized gain
                (loss)on investments ............................        38,264       120,233
        Net unrealized appreciation (depreciation)
                on investments ..................................       405,920      (133,828)        (117,317)
                                                                    -----------   -----------      -----------
                Net assets ......................................   $ 2,505,000   $ 4,657,905      $ 1,463,855
                                                                    ===========   ===========      ===========

        Net asset value, offering and redemption price per share    $     21.17   $      7.60      $     28.86
                                                                    -----------   -----------      -----------
        Shares outstanding ......................................       118,355       612,837           50,724
                                                                    ===========   ===========      ===========


                       See notes to financial statements

                                 MONTEREY FUNDS
        STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED NOVEMBER 30, 1999

                                                                                          Murphy
                                                                 Murphy     Murphy         New World
                                                                New World   New World     Technology
                                                               Technology  Biotechnology  Convertibles
                                                            ------------------------------------------
INVESTMENT INCOME
        Interest ........................................    $     330    $  83,406    $  72,428
        Dividends .......................................        9,196        1,281        7,325
        Other Income ....................................          436            0           95
                                                             ---------    ---------    ---------
                Total investment income .................        9,962       84,687       79,848
                                                             ---------    ---------    ---------

EXPENSES
        Adviser fees (Note 3) ...........................       14,913       42,054        8,417
        Distribution fees (Note 4) ......................        3,717       10,428        3,314
        Transfer agent fees .............................       16,881       19,290       17,907
        Administrative fees (Note 3) ....................       16,028       18,167       17,679
        Custodian fees ..................................        3,625        4,774        3,233
        Audit fees ......................................        7,155        7,155        7,145
        Legal fees ......................................        5,706        5,382        5,532
        Registration fees ...............................       17,262       22,115       21,149
        Trustees' fees ..................................        1,263        1,263        1,263
        Printing expense ................................        1,926        3,770        3,358
        Postage expense .................................          928        1,557        1,275
        Other expenses ..................................        1,611        1,431        2,035
                                                             ---------    ---------    ---------
                Total expenses ..........................       91,015      137,386       92,307
        Less: Expense reimbursement from adviser (Note 3)      (61,340)     (53,698)     (65,719)
                                                             ---------    ---------    ---------
                Net expenses ............................       29,675       83,688       26,588
                                                             ---------    ---------    ---------
                Net investment income (loss) ............      (19,713)         999       53,260
                                                             ---------    ---------    ---------

REALIZED AND UNREALIZED GAIN
        (LOSS) ON INVESTMENTS
        Net realized gain on investments ................      115,284      345,002      248,844
        Net unrealized appreciation on investments ......      847,028      363,720       72,890
                                                             ---------    ---------    ---------
        Net gain on investments .........................      962,312      708,722      321,734
                                                             ---------    ---------    ---------
        Net increase in net assets
                resulting from operations ...............    $ 942,599    $ 709,721    $ 374,994
                                                             =========    =========    =========




                       See notes to financial statements

                                 MONTEREY FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS



                                                               Murphy                    Murphy
                                                              New World                 New World
                                                             Technology               Biotechnology
                                                   ------------------------------------------------------------
                                                   Year ended       Year ended      Year ended      Year ended
                                                    Nov. 30,         Nov. 30,        Nov. 30,        Nov. 30,
                                                      1999             1998            1999            1998
                                                   ------------------------------------------------------------
Operations
        Net investment income (loss) .............   $   (19,713)   $   (26,953)   $       999    $   (72,811)
        Net realized gain (loss) on investments ..       115,284        345,002        248,844
        Net unrealized appreciation (depreciation)
                on investments ...................       847,028        363,720         72,890       (167,308)
        Net increase (decrease) in net assets
                resulting from operations ........       942,599        709,721        374,994

Dividends Paid to Shareholders
        Dividends from net investment income .....             0              0              0              0
        Distributions from net realized gain .....             0       (190,274)             0              0
                                                               0       (190,274)             0              0

Fund Share Transactions
        Net proceeds from shares sold ............     2,777,662        690,415      1,082,198      2,949,993
        Dividends reinvested .....................             0        171,796              0              0
        Payment for shares redeemed ..............    (2,230,800)      (682,131)    (1,092,448)      (558,088)
        Net increase (decrease) in net assets
                from fund share transactions .....       546,862        180,080      2,391,905         22,426
        Net increase (decrease) in net assets ....     1,489,461       (423,483)       699,471      1,605,445
        NET ASSETS, Beginning of Year ............     1,015,539      1,439,022      3,958,434      2,352,989
        NET ASSETS, End of Year ..................   $ 2,505,000    $ 1,015,539    $ 4,657,905    $ 3,958,434

Changes in Shares Outstanding
        Shares sold ..............................       172,509         50,527        156,398        406,645
        Shares issued on reinvestment
                of dividends .....................             0         12,431              0              0
        Shares redeemed ..........................      (141,404)       (50,720)      (162,600)       (79,194)
        Net increase (decrease) in
                shares outstanding ...............        31,105         12,238         (6,202)       327,451



                                                                 Murphy
                                                               New World
                                                                Technology
                                                              Convertibles
                                                     -----------------------------
                                                       Year ended      Year ended
                                                         Nov. 30,        Nov. 30,
                                                           1999           1998
                                                     -----------------------------
Operations
        Net investment income (loss) .............   $    53,260    $    60,628
        Net realized gain (loss) on investments ..
        Net unrealized appreciation (depreciation)
                on investments ...................
        Net increase (decrease) in net assets
                resulting from operations ........

Dividends Paid to Shareholders
        Dividends from net investment income .....       (56,712)       (16,073)
        Distributions from net realized gain .....             0              0
                                                         (56,712)       (16,073)

Fund Share Transactions
        Net proceeds from shares sold ............     2,397,905         46,848
        Dividends reinvested .....................        52,619         15,073
        Payment for shares redeemed ..............    (2,428,098)      (146,704)
        Net increase (decrease) in net assets
                from fund share transactions .....       (84,783)
        Net increase (decrease) in net assets ....       340,708
        NET ASSETS, Beginning of Year ............     1,123,147      1,434,596
        NET ASSETS, End of Year ..................   $ 1,463,855    $ 1,123,147

Changes in Shares Outstanding
        Shares sold ..............................        96,131          1,830
        Shares issued on reinvestment
                of dividends .....................         2,452            581
        Shares redeemed ..........................       (98,588)        (5,786)
        Net increase (decrease) in
                shares outstanding ...............            (5)        (3,375)



                       See notes to financial statements

                                 MONTEREY FUNDS
               NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 1999

NOTE 1.  ORGANIZATION
         Monterey Mutual Fund (the "Trust"), formerly Monitrend Mutual Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of nine series of shares: the PIA Short Term Government Securities Fund, the Camborne Government Income Fund, the OCM Gold Fund, the PIA Equity Fund, the Murphy New World Biotechnology Fund, the Murphy New World Technology Fund, the Murphy New World Technology Convertibles Fund, the PIA Global Bond Fund and the PIA Total Return Bond Fund (collectively the "Funds"), each of which has separate assets and liabilities and differing investment objectives. The investment objective for each of the Funds presented herein are: the Murphy New World Technology Fund, (the "Technology Fund"), long-term growth of capital through investing primarily in equity securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in technology; the Murphy New World Technology Biotechnology Fund, ("Biotechnology Fund"), long-term growth of capital through investing primarily in equity securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in biotechnology; the Murphy New World Technology Convertibles Fund, ("Convertibles Fund"), to maximize total return through a combination of capital appreciation and income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
         The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

         SECURITY VALUATION - Portfolio securities that are listed on the national securities exchanges are valued at the last sale price as of the close of such securities exchanges, Eastern time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair market value). Short-term investments which mature after 60 days are valued at market. Stock Index Futures, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges.

         OPTIONS - When a call is written, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which was written either expires on its stipulated expiration date, or a closing purchase transaction is entered into, a gain is realized (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

         If a written call option is exercised, a capital gain or loss is realized from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid for the purchase of a call or a put option is included in the asset section of the Statement of Assets and Liabilities as an investment and is subsequently adjusted to the current market value of the option. If a purchased option expires on its stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction is entered into, a gain or loss will be realized depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

         FUTURES CONTRACTS - The Technology Fund, the Biotechnology Fund and the Convertibles Fund may from time to time enter into futures contracts as a hedge to provide protection against adverse movements in the prices of securities in the portfolio. When a Fund enters a futures contract, it is required to pledge to the clearing broker an amount of cash and/or securities equal to approximately 5% of the contract amount. This amount is known as the "initial margin". Pursuant to the futures contract, the Fund agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value at the close of the day and the price at which the futures contract was originally struck. Such payments, known as the "variation margin", are recorded by the Fund as unrealized gains or losses. When the futures contract expires or is closed by the Fund, it realizes a gain or loss.

         Financial Instruments with Off Balance Sheet Risk - Futures contracts involve elements of market risk and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of exposure to off balance sheet risk.

                                 MONTEREY FUNDS
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 1999 (CONTINUED)


         The predominant market risk is that movements in the prices of the Trust's portfolio securities being hedged may not correlate perfectly with the movement in the prices of the future contracts. The lack of correlation could render the Trust's hedging strategy unsuccessful and could result in a loss to the Trust.

         Futures contracts are purchased only on exchanges. The exchange acts as the counterparty to the Trust's futures transactions; therefore the Trust's credit risk is limited to failure of the exchange.

         Subsequent market fluctuations of securities sold short may require a Trust to purchase securities at prices which exceed the value reflected on the Statement of Assets and Liabilities.

         FEDERAL INCOME TAXES - It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.

         Therefore the Funds paid no Federal Income taxes and no Federal income tax provision was required. At November 30, 1999, the Convertibles Fund had a capital loss carryfoward of approximately $122,000, which expire in varying amounts through 2002, 2005, 2006.

         OTHER - Securities transactions are recorded no later than the first business day after the trade date. Discounts and premiums on securities purchased are amortized over the life of the respective security. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS
         The Technology Fund and Biotechnology Fund each has an investment advisory agreement with Murphy Investment Management, Inc. ("Murphy"), whereby each Fund pays Murphy a fee, computed daily and payable monthly, at the annual rate of 1.00% of their respective net assets.

         The Convertibles Fund also has an investment advisory agreement with Murphy. The Convertibles Fund pays Murphy a fee computed daily and payable monthly, at the following annual rate based upon daily net assets:

               ASSETS                                     FEE RATE
               ------                                     --------
               0 to $150 million ........................... 0.625%
               $150 million to $250 million ................ 0.500%
               Over $250 million ........................... 0.375%

         For the year ended November 30, 1999 Murphy agreed to reimburse the Funds for expenses in excess of 1.99% of average net assets.

         The Trust has a fund accounting and administrative agreement with American Data Services, Inc. ("ADS"). ADS receives a fee, computed daily and payable monthly, at an annual rate of 0.1% of average daily net assets, subject to a monthly minimum.

NOTE 4.  DISTRIBUTION AGREEMENT AND PLAN
         Syndicated Capital, Inc. serves as the Distributor of each Fund's shares. The President and sole shareholder of the Distributor is also a trustee of the Trust.

         The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes each Fund to reimburse the Distributor for marketing expenses incurred in distributing shares of each Fund, including the cost of printing sales material and making payments to dealers in each Fund shares, in any fiscal year, subject to a limit of 0.25%.

NOTE 5. PURCHASES AND SALES OF SECURITIES
         The cost of purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 1999, were as follows:

                                 MONTEREY FUNDS
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 1999 (CONTINUED)



                                              PURCHASES            SALES
                                              ---------            -----
               Technology Fund               $ 5,382,636        $ 4,810,298
               Biotechnology Fund              5,110,891          6,755,667
               Convertibles Fund               1,484,829          2,384,955

The cost of securities for income tax purposes is the same as that shown in the schedules of investments.

Unrealized appreciation and depreciation on investments at November 30, 1999 based on cost for Federal income taxes, are as follows:

                                         UNREALIZED    UNREALIZED
                                        APPRECIATION  DEPRECIATION         NET
                                        ------------  ------------         ---
               Technology Fund            $ 405,920   $(      0)      $ 405,920
               Biotechnology Fund           119,827    (253,653)       (133,828)
               Convertibles Fund              5,690    (123,007)       (117,317)

                                 MONTEREY FUNDS
                           MURPHY NEW WORLD TECHNOLOGY
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                             Year ended    Year ended     Year ended   Year ended  Year ended
                                              Nov. 30,      Nov. 30,        Nov. 30,     Nov. 30,   Nov. 30,
                                                1999          1998           1997++       1996*      1995*
                                           -------------------------------------------------------------------

Net asset value, beginning of period ...   $      11.64  $      19.18  $      20.51  $    17.81  $    14.35

Income From Investment Operations
Net investment (loss) ..................          (0.17)        (0.31)        (0.33)      (0.40)      (0.32)
Net realized and unrealized gain (loss)
on investments .........................           9.70         (4.77)        (0.40)       4.86        4.19
Total from investment operations .......           9.53         (5.08)        (0.73)       4.46        3.87

Less Distributions
Dividends from net investment income ...           0.00          0.00          0.00        0.00        0.00
Distributions from net realized gains ..           0.00         (2.46)        (0.60)      (1.76)      (0.41)
Total distributions ....................           0.00         (2.46)        (0.60)      (1.76)      (0.41)
Net asset value, end of period .........   $      21.17  $      11.64  $      19.18  $    20.51  $    17.81
Total return ...........................          81.87%       (28.51%)       (3.69%)     26.32%      26.95%

Ratios/Supplemental Data
Net assets, end of period (in 000's) ...          2,505         1,016         1,439         886         281
Ratio of expenses to average net assets            1.99%         2.44%         2.44%       2.34%       2.44%
Ratio of expenses to average net assets,
before reimbursement ...................           6.10%         7.14%         8.13%      10.44%      18.74%
Ratio of net investment income (loss) to
average net assets .....................          (1.32%)       (2.20%)       (1.96%)      2.06%       1.97%
Portfolio turnover rate ................         434.84%       142.89%        57.01%      17.33%      40.77%


*  Based on average shares outstanding.
++ On 12/13/96 Murphy Investment Management became the Fund's investment adviser. Prior to 12/13/96, Monitrend Investment Management Inc. was the Fund's investment adviser.

                                 MONTEREY FUNDS
                         MURPHY NEW WORLD BIOTECHNOLOGY
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                            Year ended    Year ended    Year ended    Year ended   Year ended
                                             Nov. 30,      Nov. 30,      Nov. 30,      Nov. 30,      Nov. 30,
                                               1999          1998         1997++         1996*        1995*
                                           -------------------------------------------------------------------
Net asset value, beginning of period ...   $       6.39 $       8.07  $       7.19  $     6.74  $     6.12

Income From Investment Operations
Net investment (loss) ..................           0.00        (0.15)        (0.16)      (0.17)      (0.15)
Net realized and unrealized gain (loss)
on investments .........................           1.21        (1.53)         1.04        0.62        0.77
Total from investment operations .......           1.21        (1.68)         0.88        0.45        0.62

Less Distributions
Total distributions ....................           0.00         0.00          0.00        0.00        0.00
Net asset value, end of period .........   $       7.60 $       6.39  $       8.07  $     7.19  $     6.74
Total return ...........................          18.94%      (20.82%)       12.24%       6.67%      10.13%

Ratios/Supplemental Data
Net assets, end of period (in 000's) ...          4,658        3,958         2,353         231         400
Ratio of expenses to average net assets            1.99%        2.44%         2.47%       2.65%       2.89%
Ratio of expenses to average net assets,
before reimbursement ...................           3.27%        3.79%         8.58%      15.28%       9.96%
Ratio of net investment income (loss) to
average net assets .....................           0.02%       (2.11%)       (1.98%)     (2.31%)     (2.18%)
Portfolio turnover rate ................         313.79%      458.56%        15.09%       2.79%      36.89%



*  Based on average shares outstanding.
++ On 12/20/96 Murphy Investment Management became the Fund's investment adviser. Prior to 12/20/96, Monitrend Investment Management Inc. was the Fund's investment adviser

                                 MONTEREY FUNDS
                    MURPHY NEW WORLD TECHNOLOGY CONVERTIBLES
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                                         Year ended      Year ended      Year ended     Year ended      Year ended
                                          Nov. 30,        Nov. 30,        Nov. 30,        Nov. 30,        Nov. 30,
                                            1999            1998           1997++          1996             1995
                                         --------------------------------------------------------------------------

Net asset value, beginning of period ..   $      22.14  $      26.52  $      26.64  $      21.42  $      16.67

Income From Investment Operations
Net investment income .................           1.05          1.19          0.21          0.01          0.02
Net realized and unrealized gain (loss)
on investments ........................           6.79         (5.27)        (0.33)         5.23          4.82
Total from investment operations ......           7.84         (4.08)        (0.12)         5.24          4.84

Less Distributions
Dividends from net investment income ..          (1.12)        (0.30)         0.00         (0.02)        (0.09)
Total distributions ...................          (1.12)        (0.30)         0.00         (0.02)        (0.09)
Net asset value, end of period ........   $      28.86  $      22.14  $      26.52  $      26.66  $      21.51
Total return ..........................          37.16%       (15.55%)       (0.45%)       24.49%        29.19%

Ratios/Supplemental Data
Net assets, end of period (in 000's) ..          1,464         1,123         1,435         1,560         1,377
Ratio of expenses to average net assets           1.99%         2.44%         2.44%         2.26%         2.44%
Ratio of expenses to average net
assets, before reimbursement ..........           6.91%         6.94%         6.83%         5.11%         6.08%
Ratio of net investment income to
average net assets ....................           3.99%         4.64%         0.76%         0.04%         0.10%
Portfolio turnover rate ...............         156.08%        28.90%        85.91%        80.93%       151.86%


++ On 12/13/96 Murphy Investment Management became the Fund's investment adviser. From 2/1/95 to 12/31/96 MidCap Associates, Inc. was the Fund's investment adviser. Prior to 2/1/95, Monitrend Investment Management Inc. was the Fund's investment adviser.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Monterey Mutual Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Murphy New World Technology Fund, the Murphy New World Biotechnology Fund and the Murphy New World Technology Convertibles Fund series of Monterey Mutual Fund, (hereafter referred to as the "Trust") at November 30, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended November 30, 1998 including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated January 8, 1999 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP
New York, New York
December 17, 1999

CHANGE IN INDEPENDENT ACCOUNTANT

On August 13, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Trust pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Trust at the time of the acquisition joined PwC.

        The reports of McGladrey on the financial statements of the Trust during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        In connection with its audits for the two most recent fiscal years and through August 13, 1999 there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

        On September 9, 1999, the Trust, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

                                 MONTEREY FUNDS
               PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 1999


MURPHY NEW WORLD
TECHNOLOGY FUND

AVERAGE ANNUAL TOTAL RETURNS                 VALUE ON 11/30/99
----------------------------                 -----------------
1 year              81.87%                Technology      $19,331
5 years             14.96%                S&P 500         $33,641
Inception           11.38%

               $10,000 Investment made 10/20/93 (Inception Date)

Past performance is not                      The S&P 500 Index is a broad
predictive of future performance             unmanaged index generally
                                             considered to be representative of
                                             the US equity market.


THE MURPHY NEW WORLD TECHNOLOGY FUND increased 81.87% in fiscal 1999, powered by strong returns in the computer and electronics sectors of the stock market. The complete story of 1999 is not just how well technology did but also how poorly many other sectors did. The New Economy we have been talking about for many years has grown large enough to affect the old economy. Technology accounts for nearly 20% of the U.S. economy and 30% of the Standard & Poor's 500 Index. The Internet enables substantial reductions in direct manufacturing costs and selling, general and administrative expenses. Cost reductions improve the standard of living and drive increased growth rates. We think this once-in-a-lifetime economic shift will continue to play out in 2000.

At the same time, valuation excesses in Internet and some communications stocks suggest 2000 will be more volatile than the usual fourth year of a Presidential cycle. We analyze and buy what we call "TARP". Technology At a Reasonable Price. Being price-sensitive at the time of purchase reduces risk and ultimately improves our rate of return. The shift to a New Economy will continue for at least another five to ten years. We believe our strategy allows all of us to participate with a reasonable level of risk. We look forward to another good year in fiscal 2000. We continue to subsidize the expense ratio of the fund to hold it below 2%.

                                 MONTEREY FUNDS
               PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 1999

MURPHY NEW WORLD
BIOTECHNOLOGY FUND

AVERAGE ANNUAL TOTAL RETURNS                      VALUE ON 11/30/99
----------------------------                      -----------------
1 year                   18.94%                   Biotech        $10,780
Inception                 2.58%                   S&P 500        $19,599

    $10,000 Investment made 12/20/96 (date Murphy became investment adviser)

Past performance is not                  The S&P 500 Index is a broad unmanaged
predictive of future performance         index generally considered to be
                                         representative of the US equity market.


THE MURPHY NEW WORLD BIOTECHNOLOGY FUND increased 18.94% in fiscal 1999, beating the S&P 500 and most healthcare funds. The biotech sector finally came alive in the second half of 1999 and was able to close above its 1992 high for the first time in seven years. Part of this good performance came from accelerating biotech drug approvals. Although many biotech drugs and companies failed during the seven year bear market, those that survived the arduous FDA approval process are getting approvals and introducing drugs. Several will turn profitable in 2000.

Part of the good industry stock performance came from a level of attention to these stocks by institutional investors that we have not seen for several years. Biotech stock conferences have been crowded by investors looking for the next hot sector. Many of these large investors had little or no biotech in their portfolios at the beginning of 1999. Even a modest 3% to 5% exposure would equal a significant amount of money flowing into the biotech sector.

We spend a lot of time visiting companies and attending scientific and brokerage firm meetings to keep up with the technology, which is the key issue to making money in this area. We think the human genome will be completely mapped before the end of the fiscal year, which will open numerous new paths to effective drugs.

Biotech is just at the beginning of its stock market cycle, similar to where personal computing was in 1985. We look forward to a strong year in fiscal 1999. We continue to subsidize the expense ratio of the Fund to hold it below 2%.

                                 MONTEREY FUNDS
               PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 1999


MURPHY NEW WORLD
TECHNOLOGY CONVERTIBLES FUND

AVERAGE ANNUAL TOTAL RETURNS                      VALUE ON 11/30/99
----------------------------                      -----------------
1 year                   37.16%           Tech Convertibles       $11,711
Inception                 5.57%           S&P 500                 $19,599

     $10,000 Investment made 1/1/97 (date Murphy became investment adviser)

Past performance is not                    The S&P 500 Index is a broad
predictive of future performance           unmanaged index generally considered
                                           to be representative of the US equity
                                           market.


THE MURPHY NEW WORLD TECHNOLOGY CONVERTIBLES FUND increased 37.16% in fiscal 1999, including a $1.05 per share income payout, similar to the $1.12 payout in fiscal 1998. Although some major mutual fund performance measurement organizations classify this as a technology fund, it clearly is a convertible securities fund with an income component and a growth component.

Convertible bond funds are appropriate for those who seek current income as well as growth of principal. We believe participating in the equity appreciation of a diversified of technology companies should produce attractive returns over the years.

Some of our return in fiscal 1999 came from buying convertible public offerings, a strategy we intend to continue in 2000. Companies that issue convertible bonds often come from either the newest sectors such as the Internet and biotechnology, where the need for capital drives the company to explore all available avenues, or from older sectors where depressed equity prices push issuers towards convertible debt. In that case the depressed stock can take some of the risk out of equity investing. We continue to subsidize the expense ratio of the fund to hold it below 2%.

                             Monterey Mutual Funds
                                 Distributed by:

                            Syndicated Capital, Inc.
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401